Exhibit 10.2

EXECUTION COPY

THIRD AMENDMENT AGREEMENT dated as of December 17, 2014 (this “Amendment Agreement”), relating to the Second Amended and Restated Actavis Term Loan Credit and Guaranty Agreement, dated as of March 31, 2014 (the “Existing Actavis Term Credit Agreement”), among ACTAVIS CAPITAL S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 178.410 (the “Borrower”), ACTAVIS, INC., a Nevada corporation (“Actavis”), ACTAVIS FUNDING SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand-Duchy of Luxembourg having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 187.310 (“Actavis SCS”), ACTAVIS PLC, a public limited company incorporated under the Laws of Ireland (“Ultimate Parent”), WARNER CHILCOTT LIMITED, a Bermuda exempted company (“Intermediate Parent”), the other SUBSIDIARY GUARANTORS from time to time party thereto, the LENDERS from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent.

WHEREAS, the Borrower, Ultimate Parent, Intermediate Parent, Actavis and Actavis SCS have requested that the Existing Actavis Term Credit Agreement be amended and restated as set forth herein and in the Amended Actavis Term Credit Agreement (as defined below);

WHEREAS pursuant to Section 11.01 of the Existing Actavis Term Credit Agreement, the amendments contemplated by the Amended Actavis Term Credit Agreement require the consent of the Required Lenders and the Loan Parties, and an acknowledgement by the Administrative Agent (such acknowledgement not to be unreasonably withheld, conditioned or delayed); and

WHEREAS, the Lenders party hereto and the Loan Parties are willing, subject to the terms and conditions stated below, to amend and restate the Existing Actavis Term Credit Agreement on the terms set forth herein and in the Amended Actavis Term Credit Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Existing Actavis Term Credit Agreement for all purposes of this Amendment Agreement.

SECTION 2. Amendment and Restatement. Effective as of the Third Restatement Effective Date (as defined below), the Existing Actavis Term Credit Agreement is hereby amended and restated to be in the form of Exhibit A hereto (the Existing Actavis Term Credit Agreement as so amended and restated being referred to as the “Amended Actavis Term Credit Agreement”). The Existing Actavis Term Credit Agreement is hereby further amended by adding thereto (a) new Schedule 5.22 in the form of Schedule 5.22 attached hereto and (b) new Exhibits J-1, J-2, J-3 and J-4 in the forms of Exhibits J-1, J-2, J-3 and J-4, respectively, attached hereto. Except as expressly set forth herein, all Schedules and Exhibits to the Existing Actavis Term Credit Agreement shall remain unchanged as Schedules and Exhibits to the Amended Actavis Term Credit Agreement.

SECTION 3. Representations and Warranties. Each of Ultimate Parent, Intermediate Parent, the Borrower and each other Loan Party represents and warrants to the other parties hereto that:

(a) the execution, delivery and performance by it of this Amendment Agreement are within its corporate, partnership or other applicable powers and have been duly authorized by all necessary corporate, partnership and, if required, stockholder or other equityholder action;

(b) this Amendment Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and the effect of general principles of equity, whether applied by a court of law or equity;

(c) on and as of the Third Restatement Effective Date, no Default has occurred and is continuing; and

(d) the representations and warranties contained in the Amended Actavis Term Credit Agreement are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the Third Restatement Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of such earlier date.

SECTION 4. Effectiveness of this Amendment. This Amendment Agreement and the Amended Actavis Term Credit Agreement shall become effective as of the date (the “Third Restatement Effective Date”) on which each of the following conditions shall have been satisfied or waived:

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(a) the Administrative Agent shall have received from Ultimate Parent, Intermediate Parent, the Borrower and each other Loan Party, the Lenders constituting at least the Required Lenders under the Existing Actavis Term Credit Agreement and the Administrative Agent (i) a counterpart of this Amendment Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include transmission by facsimile or other electronic imaging (e.g., a “pdf” or “tif”) of a signed signature page of this Amendment Agreement) that such party has signed a counterpart of this Amendment Agreement;

(b) the Administrative Agent shall have received a certificate, dated the Third Restatement Effective Date and executed by a Responsible Officer of Ultimate Parent, confirming the accuracy of the representations and warranties set forth in Section 3 hereof; and

(c) the Administrative Agent, each Lender and each of J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC (collectively, the “Amendment Lead Arrangers”) shall have received, in immediately available funds, all fees and other amounts due and payable on or prior to the Third Restatement Effective Date in connection with this Amendment Agreement, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under the Existing Actavis Term Credit Agreement or as separately agreed by Ultimate Parent and the Amendment Lead Arrangers.

The Administrative Agent shall promptly notify, in writing, Ultimate Parent and the Lenders of the Third Restatement Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.02 of the Amended Actavis Term Credit Agreement.

SECTION 6. Counterparts. This Amendment Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or other electronic transmission (including “pdf” or “tif”) will be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 7. Governing Law. This Amendment Agreement will be governed by, and construed in accordance with, the law of the State of New York.

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SECTION 8. Incorporation by Reference. Sections 11.04, 11.14 and 11.15 of the Amended Actavis Term Credit Agreement are herby incorporated by reference herein, mutatis mutandis.

[The remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their authorized officers as of the date first above written.

ACTAVIS CAPITAL S.À R.L.

By:	/s/ Stephen M. Kaufhold
	Name:	Stephen M. Kaufhold
	Title:	Authorized Signatory

By:	/s/ Patrick van Denzen
	Name:	Patrick van Denzen
	Title:	Class B Manager

ACTAVIS, INC.

By:	/s/ Stephen M. Kaufhold
	Name:	Stephen M. Kaufhold
	Title:	Senior Vice President, Treasurer

ACTAVIS PLC

By:	/s/ Stephen M. Kaufhold
	Name:	Stephen M. Kaufhold
	Title:	Senior Vice President, Treasurer

WARNER CHILCOTT LIMITED

By:	/s/ Claire Gilligan
	Name:	Claire Gilligan
	Title:	Director

[Signature Page to the Actavis Third Amendment Agreement]

ACTAVIS FUNDING SCS,

as a Subsidiary Guarantor

a société en commandite simple organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, Avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg registered with the Luxembourg Register of Commerce and Companies under number B187.310 and having a share capital of $20,000

Represented by Actavis International Holding S.à. r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 6, rue Jean Monnet, L-2180, Luxembourg, Grand Duchy of Luxembourg registered with the Luxembourg Register of Commerce and Companies under number B172.484 and having a share capital of $75,764, in its capacity as general partner of Actavis Funding SCS.

Itself represented by:

By:	/s/ Maurice Mulders
	Name:	Maurice Mulders
	Title:	Class A Manager and Authorized Signatory

By:	/s/ Patrick van Denzen
	Name:	Patrick van Denzen
	Title:	Class B Manager and Authorized Signatory

[Signature Page to the Actavis Third Amendment Agreement]

Acknowledged as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer
	Name:	Robert Rittelmeyer
	Title:	Vice President

[Signature Page to the Actavis Third Amendment Agreement]

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

JPMORGAN CHASE BANK, N.A.

by	/s/ Philip Mousin
	Name:	Philip Mousin
	Title:	Credit Executive

by1
Name:
Title:

[1]	For any institution requiring a second signature line.

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

Mizuho Bank, Ltd.

by	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

by1
Name:
Title:

[1]	For any institution requiring a second signature line.

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

Wells Fargo Bank, National Association

by	/s/ Kirk Tesch
	Name:	Kirk Tesch
	Title:	Managing Director

by1
Name:
Title:

[1]	For any institution requiring a second signature line.

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

The Bank of Tokyo Mitsubishi UFJ, Ltd.

by	/s/ Jaime Sussman
	Name:	Jaime Sussman
	Title:	VP

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

BARCLAYS BANK PLC

by	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

by1
Name:
Title:

[1]	For any institution requiring a second signature line.

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

BNP Paribas

by	/s/ Christopher Sked
	Name:	Christopher Sked
	Title:	Managing Director

by1	/s/ Brendan Heneghan
	Name:	Brendan Heneghan
	Title:	Director

[1]	For any institution requiring a second signature line.

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

HSBC Bank USA, N.A.

by	/s/ Robert Moravec
	Name:	Robert Moravec
	Title:	Vice President

by1
Name:
Title:

[1]	For any institution requiring a second signature line.

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

The Royal Bank of Scotland plc

by	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Director

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

Sumitomo Mitsui Banking Corporation,

by	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

by1
Name:
Title:

[1]	For any institution requiring a second signature line.

To:	Bank of America, N.A., as Administrative Agent
One Bryant Park
New York, NY 10036
And:	J.P. Morgan Securities LLC, Mizuho Bank, Ltd.
and Wells Fargo Securities, LLC, as Amendment Arrangers

Actavis plc

Actavis Capital S.à r.l.

Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement

Signature Page

Reference is made to (a) the Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement to be entered into among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Borrower”), Actavis plc, a public limited company organized under the laws of Ireland, the other Loan Parties party thereto, the Lenders party thereto, including the undersigned Lender (the “Undersigned Lender”), and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”) and (b) the Third Amendment Agreement, pursuant to which the Credit Agreement would be implemented (the “Third Amendment Agreement”), each as posted to prospective Lenders on the IntraLinks site on November 24, 2014. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

The Undersigned Lender by its signature below consents to the Third Amendment Agreement. The Undersigned Lender acknowledges and agrees that its consent hereunder is irrevocable, and that its signature page may not be withdrawn, under any circumstances or for any reason, following the delivery thereof to the Administrative Agent, any Amendment Arranger or counsel for any of the foregoing.

Name of Institution:

TD Bank, N.A.

by	/s/ Marla Willner
	Name:	Marla Willner
	Title:	SVP

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: ASSOCIATED BANK, N.A.

by	/s/ James A. Goody
	Name:	James A. Goody
	Title:	Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: ATLANTIC CAPITAL BANK

by	/s/ Preston McDonald
	Name:	Preston McDonald
	Title:	Vice President

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

THE BANK OF NOVA SCOTIA

By	/s/ Michelle C. Phillips
	Name:	Michelle C. Phillips
	Title:	Execution Head, Healthcare / Diversified

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: Bank of the West

by	/s/ Francesco Ingargiola
	Name:	Francesco Ingargiola
	Title:	Director

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: THE CHIBA BANK, LTD., NEW YORK BRANCH as Tranche A-1 Lender and Consenting Lender

by	/s/ Nobukazu Odaka
	Name:	Nobukazu Odaka
	Title:	General Manager

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: CITIBANK, N.A.

by	/s/ Dina Garthwaite
	Name:	Dina Garthwaite
	Title:	Vice President

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

City National Bank:

by	/s/ Charles Hill
	Name:	Charles Hill
	Title:	Senior Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: Compass Bank

by	/s/ Michael Dixon
	Name:	Michael Dixon
	Title:	Senior Vice President

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

by	/s/ Jeff Ferrell
	Name:	Jeff Ferrell
	Title:	Managing Director

by1	/s/ John Bosco
	Name:	John Bosco
	Title:	Director

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: Crédit Industriel et Commercial

by	/s/ Marcus Edward
	Name:	Marcus Edward
	Title:	Managing Director

by1	/s/ Clifford Abramsky
	Name:	Clifford Abramsky
	Title:	Managing Director

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: FIFTH THIRD BANK

by	/s/ Vera B. McEvoy
	Name:	Vera B. McEvoy
	Title:	Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: First Hawaiian Bank

by	/s/ Jan M. Sam
	Name:	Jan M. Sam
	Title:	Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: FirstMerit Bank, N.A.

by	/s/ Timothy Daniels
	Name:	Timothy Daniels
	Title:	Senior Vice President

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: The Northern Trust Company

by	/s/ Andrew D. Holtz
	Name:	Andrew D. Holtz
	Title:	Senior Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: PNC Bank, National Association

by	/s/ Edward Starace
	Name:	Edward Starace
	Title:	Senior Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: Taiwan Cooperative Bank Los Angeles Branch

by	/s/ Li Hua Huang
	Name:	Li Hua Huang
	Title:	VP & General Manager

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: DEUTSCH BANK AG NEW YORK BRANCH

by	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

by1
	Name:	Virginia Cosenza
	Title:	Vice President

[1]	For any Lender requiring a second signature line.

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

SANTANDER BANK, N.A.:

by	/s/ John W. Deegan
	Name:	John W. Deegan
	Title:	Executive Director

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: Sabadell United Bank, N.A.

By:	/s/ Maurici Lladó
	Name:	Maurici Lladó
	Title:	EVP – Corporate & Commercial Banking

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

by	/s/ Stephen Giacolone
	Name:	Stephen Giacolone
	Title:	Assistant Vice President – G011

by	/s/ Daven Popat
	Name:	Daven Popat
	Title:	Senior Vice President – P003

[Signature Page to the Actavis Third Amendment Agreement]

SIGNATURE PAGE TO

THIRD AMENDMENT AGREEMENT RELATING TO THE SECOND AMENDED AND

RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

Name of Lender: Australia and New Zealand Banking Group Limited

by	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

[Signature Page to the Actavis Third Amendment Agreement]

SCHEDULE 5.22

Existing Third Party Indebtedness

	Agreement	Issuer(s) / Borrower(s)	Guarantor(s)	Facility/ Notes	Original Principal Amount

1.	Actavis Revolving Credit and Guaranty Agreement dated as December 17, 2014	Actavis Capital S.a.r.l.	Actavis plc Warner Chilcott Ltd Actavis, Inc. Actavis Funding SCS	Revolving Credit Facility		$1,000,000,000 of commitments

2.	Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement dated as December 17, 2014	Actavis Capital S.a.r.l.	Actavis plc (Tranche A-1 only) Warner Chilcott Ltd Actavis, Inc. Actavis Funding SCS	Term Credit Facility (Tranche A-1 and A-2)	$ $	1,800,000,000 (Tranche A-1) 2,000,000,000 (Tranche A-2)

3.	Second Amended and Restated WC Term Loan Credit and Guaranty Agreement dated as December 17, 2014	Warner Chilcott Corporation, Actavis WC 2 S.à r.l. Warner Chilcott Company, LLC	Actavis plc Warner Chilcott Ltd Warner Chilcott Finance, LLC	Term Credit Facility		$2,000,000,000

4.	Actavis Bridge Loan Credit and Guaranty Agreement dated as December 17, 2014	Actavis Capital S.a.r.l.	Warner Chilcott Ltd Actavis, Inc. Actavis Funding SCS	Bridge Credit Facility		$30,900,000,000 of commitments

5.	Actavis Term Loan Credit and Guaranty Agreement dated as December 17, 2014	Actavis Capital S.a.r.l.	Warner Chilcott Ltd Actavis, Inc. Actavis Funding SCS	Term Credit Facility		$5,500,000,000 of commitments

6.	Indenture	Actavis, Inc.	Actavis plc	1.875% Senior Notes due 2017		$1,200,000,000

	Agreement	Issuer(s) / Borrower(s)	Guarantor(s)	Facility/ Notes	Original Principal Amount

7.	Indenture	Actavis, Inc.	Actavis plc	6.125% Senior Notes due 2019	$400,000,000

8.	Indenture	Actavis, Inc.	Actavis plc	3.250% Senior Notes due 2022	$1,700,000,000

9.	Indenture	Actavis, Inc.	Actavis plc	4.625% Senior Notes due 2042	$1,000,000,000

10.	Indenture	Actavis Funding SCS	Warner Chilcott Ltd, Actavis, Inc. Actavis Capital S.a.r.l.	1.300% Senior Notes due 2017	$500,000,000

11.	Indenture	Actavis Funding SCS	Warner Chilcott Ltd, Actavis, Inc. Actavis Capital S.a.r.l.	2.450% Senior Notes due 2019	$500,000,000

12.	Indenture	Actavis Funding SCS	Warner Chilcott Ltd, Actavis, Inc., Actavis Capital S.a.r.l.	3.850% Senior Notes due 2024	$1,200,000,000

13.	Indenture	Actavis Funding SCS	Warner Chilcott Ltd, Actavis, Inc. Actavis Capital S.a.r.l.	4.850% Senior Notes due 2044	$1,500,000,000

	Agreement	Issuer(s) / Borrower(s)	Guarantor(s)	Facility/ Notes	Original Principal Amount

14.	Indenture	Forest Laboratories, LLC	Actavis plc	4.375% Senior Notes due 2019	$1,050,000,000

15.	Indenture	Forest Laboratories, LLC	Actavis plc	4.875% Senior Notes due 2021	$750,000,000

16.	Indenture	Forest Laboratories, LLC	Actavis plc	5.000% Senior Notes due 2021	$1,200,000,000

EXHIBIT A

THIRD AMENDED AND RESTATED

ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

dated as of December 17, 2014,

among

ACTAVIS PLC,

as Ultimate Parent,

WARNER CHILCOTT LIMITED,

as Intermediate Parent,

ACTAVIS CAPITAL S.À R.L.,

as Borrower,

ACTAVIS, INC. and ACTAVIS FUNDING SCS,

as Subsidiary Guarantors,

THE LENDERS PARTY HERETO and

BANK OF AMERICA, N.A.,

as Administrative Agent

MIZUHO BANK, LTD.,

as Syndication Agent for Tranche A-2,

WELLS FARGO BANK, NATIONAL ASSOCIATION, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

HSBC BANK USA, NATIONAL ASSOCIATION,

as Co-Documentation Agents for Tranche A-2

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and MIZUHO BANK, LTD.,

as Joint Bookrunners and Joint Lead Arrangers for Tranche A-2

and

WELLS FARGO SECURITIES, LLC

as Joint Lead Arranger for Tranche A-2

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Syndication Agent for Tranche A-1,

BARCLAYS BANK PLC, UNION BANK, N.A., MIZUHO BANK, LTD. and JPMORGAN CHASE BANK, N.A.,

as Co-Documentation Agents for Tranche A-1

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

WELLS FARGO SECURITIES, LLC,

as Joint Bookrunners and Joint Lead Arrangers for Tranche A-1

J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD.

and

WELLS FARGO SECURITIES, LLC,

as Joint Bookrunners and Joint Lead Arrangers for the Third Amendment Agreement

i

2.16	[Reserved]	44

2.17	Defaulting Lenders	44

ARTICLE III.
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01	Taxes	45

3.02	Illegality	51

3.03	Inability to Determine Rates	52

3.04	Increased Costs; Additional Reserve Requirements	52

3.05	Compensation for Losses	54

3.06	Mitigation Obligations; Replacement of Lenders	55

3.07	Survival	55

ARTICLE IV.
CONDITIONS PRECEDENT

4.01	Conditions to Third Amendment and Restatement	56

4.02	Prior Conditions to Tranche A-2 Loans Borrowing	56

ARTICLE V.
REPRESENTATIONS AND WARRANTIES

5.01	Existence, Qualification and Power	58

5.02	Authorization; No Contravention	58

5.03	Material Governmental Authorization	59

5.04	Binding Effect	59

5.05	Material Adverse Effect	59

5.06	Litigation	59

5.07	No Default	60

5.08	Ownership of Property	60

5.09	Environmental Compliance	60

5.10	Solvency	60

5.11	Insurance	60

5.12	Taxes	60

5.13	Patriot Act	60

5.14	ERISA	60

5.15	OFAC	61

5.16	Subsidiaries; Equity Interests	61

5.17	Margin Regulations; Investment Company Act	62

5.18	Disclosure	62

5.19	Compliance with Laws	62

5.20	Intellectual Property; Licenses, Etc.	62

5.21	Financial Statements	63

5.22	Existing Third Party Indebtedness	63

5.23	Choice of Law Provisions	63

5.24	No Immunity	64

5.25	Proper Form; No Recordation	64

ARTICLE VI.
AFFIRMATIVE COVENANTS

6.01	Financial Statements	65

6.02	Certificates; Other Information	66

6.03	Notices	67

6.04	Payment of Taxes	68

6.05	Preservation of Existence, Etc.	68

6.06	Maintenance of Properties	68

6.07	Maintenance of Insurance	68

6.08	Compliance with Laws	68

6.09	Books and Records	68

6.10	Inspection Rights	68

6.11	Use of Proceeds	69

6.12	Covenant to Guarantee Obligations	69

ARTICLE VII.
NEGATIVE COVENANTS

7.01	Liens	70

7.02	Subsidiary Indebtedness	71

7.03	Fundamental Changes	73

7.04	Change in Nature of Business	74

7.05	Transactions with Affiliates	74

7.06	Investments	74

7.07	Restricted Payments	74

7.08	Consolidated Leverage Ratio	75

7.09	Passive Holding Companies; Activities of Actavis SCS	75

ARTICLE VIII.
EVENTS OF DEFAULT AND REMEDIES

8.01	Events of Default	77

8.02	Remedies Upon Event of Default	79

8.03	Application of Funds	79

8.04	Cleanup Period	80

ARTICLE IX.
GUARANTEE

9.01	Guarantee of Guaranteed Obligations	80

9.02	Limitation on Obligations Guaranteed	81

9.03	Nature of Guarantee; Continuing Guarantee; Waivers of Defenses	83

9.04	Rights of Reimbursement, Contribution and Subrogation	85

9.05	Payments	87

9.06	Subordination of Other Obligations	87

9.07	Financial Condition of Borrower and other Guarantors	87

9.08	Bankruptcy, Etc	87

9.09	Duration of Guarantee	88

9.10	Reinstatement	88

ARTICLE X.
ADMINISTRATIVE AGENT

10.01	Appointment and Authority	89

10.02	Rights as a Lender	89

10.03	Exculpatory Provisions	90

10.04	Reliance by Administrative Agent	90

10.05	Delegation of Duties	91

10.06	Resignation of Administrative Agent	91

10.07	Non-Reliance on Administrative Agent and Other Lenders	92

10.08	No Other Duties, Etc.	92

10.09	Administrative Agent May File Proofs of Claim	92

10.10	Guaranty Matters	93

10.11	FATCA	93

ARTICLE XI.
MISCELLANEOUS

11.01	Amendments, Etc.	93

11.02	Notices; Effectiveness; Electronic Communication	94

11.03	No Waiver; Cumulative Remedies; Enforcement	97

11.04	Expenses; Indemnity; Damage Waiver	97

v

11.05	Payments Set Aside	99

11.06	Successors and Assigns	100

11.07	Treatment of Certain Information; Confidentiality	104

11.08	Right of Setoff	105

11.09	Interest Rate Limitation	106

11.10	Counterparts; Integration; Effectiveness	106

11.11	Survival of Representations and Warranties	106

11.12	Severability	107

11.13	Replacement of Lenders	107

11.14	Governing Law; Jurisdiction; Etc.	108

11.15	WAIVER OF JURY TRIAL	109

11.16	USA PATRIOT Act	109

11.17	Judgment Currency	109

11.18	No Advisory or Fiduciary Responsibility	110

11.19	Electronic Execution of Assignments	110

11.20	Effect of Amendment and Restatement of the Existing Credit Agreement	111

11.21	Appointment of Agent for Service of Process; Waiver of Immunity	112

SCHEDULES

2.01	Applicable Percentages; Commitments
5.06	Litigation
5.16	Subsidiaries
5.22	Existing Third Party Indebtedness
7.01	Existing Liens
7.02	Existing Indebtedness
11.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A	Administrative Questionnaire
B	Assignment and Assumption
C	Compliance Certificate
D	Loan Notice
E	Note
F	Subsidiary Guarantor Counterpart Agreement
G	Officer’s Certificate
H	[Reserved]
I	Solvency Certificate
J-1	U.S. Tax Compliance Certificate (For Foreign Lenders that are not Partnerships)
J-2	U.S. Tax Compliance Certificate (For Foreign Participants that are not Partnerships)
J-3	U.S. Tax Compliance Certificate (For Foreign Participants that are Partnerships)
J-4	U.S. Tax Compliance Certificate (For Foreign Lenders that are Partnerships)

THIRD AMENDED AND RESTATED

ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT

This THIRD AMENDED AND RESTATED ACTAVIS TERM LOAN CREDIT AND GUARANTY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of December 17, 2014, among ACTAVIS PLC, a public limited company incorporated under the laws of Ireland, WARNER CHILCOTT LIMITED, a Bermuda exempted company, ACTAVIS CAPITAL S.À R.L. (f/k/a ACTAVIS WC HOLDING S.À R.L.), a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 178.410 with a share capital of $367,384, ACTAVIS, INC., a Nevada corporation, ACTAVIS FUNDING SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand-Duchy of Luxembourg having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 187.310 with a share capital of $20,000, each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent.

WHEREAS, Ultimate Parent, Intermediate Parent, the Borrower, Actavis and Actavis SCS are party to that certain Second Amended and Restated Actavis Term Loan Credit and Guaranty Agreement, dated as of March 31, 2014, among Ultimate Parent, Intermediate Parent, the Borrower, Actavis, each lender from time to time party thereto and Bank of America, N.A., as administrative agent thereunder (as supplemented by the Subsidiary Guarantor Counterpart Agreement of Actavis SCS, dated as of July 1, 2014, the “Existing Credit Agreement”);

WHEREAS, on February 17, 2014, Ultimate Parent entered into that certain Agreement and Plan of Merger (as amended in accordance with the terms hereof and in effect from time to time, including all schedules and exhibits thereto, the “Merger Agreement”) by and among Tango US Holdings Inc., Tango Merger Sub 1 LLC (“Merger Sub 1”), Tango Merger Sub 2 LLC (“Merger Sub 2”) and Forest Laboratories, Inc. (the “Acquired Business”). Under the terms of the Merger Agreement, on July 1, 2014, Merger Sub 1 merged with and into the Acquired Business with the Acquired Business being the surviving entity (the “First Merger”) and immediately following the First Merger, the Acquired Business merged with and into Merger Sub 2, with Merger Sub 2 being the surviving entity (the “Second Merger”), and after the Second Merger the Acquired Business (as merged with and into Merger Sub 2) became an indirect Wholly Owned Subsidiary of Ultimate Parent (the “Acquisition”);

WHEREAS, on November 16, 2014, Ultimate Parent entered into that certain Agreement and Plan of Merger (as amended in accordance with the terms thereof and in effect from time to time, including all schedules and exhibits thereto, the “Allergan Merger Agreement”) by and among Ultimate Parent, Avocado Acquisition Inc., a Delaware corporation and an indirect Wholly Owned Subsidiary of Ultimate Parent (“Allergan Merger Sub”), and Allergan, Inc., a Delaware corporation (the “Allergan Acquired Business”). Under the terms of the Allergan Merger Agreement, Allergan Merger Sub will merge with and into the Allergan Acquired Business, with the Allergan Acquired Business surviving such merger and immediately following such merger becoming an indirect Wholly Owned Subsidiary of Ultimate Parent (the “Allergan Acquisition”);

WHEREAS, in connection with the Allergan Acquisition, Ultimate Parent, Intermediate Parent, the Borrower, Actavis and Actavis SCS desire to amend and restate the Existing Credit Agreement in the form of this Agreement; and

WHEREAS, the Lenders and other parties to the Third Amendment Agreement have agreed to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by such parties that the “Loans” outstanding as of the Third Restatement Effective Date and the other “Obligations” under (and, in each case, as defined in) the Existing Credit Agreement shall be governed by and deemed to be outstanding under this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto other than with respect to any action, event, representation, warranty or covenant occurring, made or applying prior to the Third Restatement Effective Date), and all references to the Existing Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms will have the meanings set forth below:

“Acquired Business” has the meaning specified in the recitals hereto.

“Acquisition” has the meaning specified in the recitals hereto.

“Acquisition Indebtedness” means any debt or equity securities (including, without limitation, any securities convertible or exchangeable into or exercisable for equity securities, other equity-linked securities or hybrid debt-equity securities) of Ultimate Parent or any of its Affiliates that have been issued for the purpose of financing, in part, the Acquisition and which are contingent upon the closing of the Acquisition or which can be mandatorily redeemed if the Acquisition is not consummated (including refinancing all or a portion of the Notes Bridge Facility).

“Actavis” means Actavis, Inc., a Nevada corporation, and its successors permitted hereunder; provided that any successor shall expressly assume all of its rights and obligations under this Agreement and the other Loan Documents in accordance with Section 7.03 and pursuant to documentation reasonably satisfactory to the Administrative Agent and Ultimate Parent.

“Actavis Revolving Credit Agreement” means that certain Actavis Revolving Credit and Guaranty Agreement, dated as of December 17, 2014, among Ultimate Parent, Intermediate Parent, the Borrower, Actavis, Actavis SCS, the several lenders and other parties from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent thereunder, and J.P. Morgan Europe Limited, as London agent thereunder, as amended, restated, supplemented, modified, extended, renewed, refinanced or replaced from time to time, whether or not with the same lenders or agents, and including any increases in commitments thereunder or under any such amendment, restatement, supplement, modification, extension, renewal, refinancing or replacement.

“Actavis SCS” means Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand-Duchy of Luxembourg having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 187.310 with a share capital of $20,000, and its successors permitted hereunder; provided that any successor shall expressly assume all of its rights and obligations under this Agreement and the other Loan Documents in accordance with Section 7.03 and pursuant to documentation reasonably satisfactory to the Administrative Agent and Ultimate Parent.

“Actavis SEC Documents” means all reports, schedules, forms, proxy statements, prospectuses (including prospectus supplements), registration statements and other information filed by Actavis or Ultimate Parent with the SEC or furnished by Actavis or Ultimate Parent to the SEC pursuant to the Securities Exchange Act.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to Ultimate Parent, the Borrower and the Lenders in writing.

“Administrative Questionnaire” means an Administrative Questionnaire substantially in the form of Exhibit A.

“Affiliate” means, with respect to any Person, another Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Fee Letter” means that certain amended and restated administrative fee letter, dated August 1, 2013, among Bank of America and Actavis WC Holding S.à r.l.

“Aggregate Commitments” means the Tranche A-1 Commitments and the Tranche A-2 Commitments.

“Agreement” has the meaning specified in the preamble hereto.

“Agreement Currency” has the meaning specified in Section 11.17.

“Allergan Acquired Business” has the meaning specified in the recitals hereto.

“Allergan Acquisition” has the meaning specified in the recitals hereto.

“Allergan Acquisition Indebtedness” means any debt securities (including securities convertible or exchangeable into or exercisable for equity securities, other equity-linked securities, hybrid-equity securities or any equity securities that constitute Indebtedness for purposes hereof or would otherwise be included in Consolidated Total Debt) of Ultimate Parent or any of its Subsidiaries that have been issued for the purpose of financing, in part, the Allergan Acquisition and any related transactions (including for the purpose of refinancing or replacing all or a portion of the Allergan Bridge Facility); provided that (a) the release of the proceeds thereof to Ultimate Parent and its Subsidiaries is contingent upon the consummation of the Allergan Acquisition (and, if the Allergan Acquisition is not consummated by the date specified in the definitive documentation relating to such securities, such proceeds shall be applied to satisfy and discharge all obligations of Ultimate Parent and its Subsidiaries in respect of such securities) or (b) such securities can be mandatorily redeemed by Ultimate Parent or its Subsidiaries if the Allergan Acquisition is not consummated by the date specified in the definitive documentation relating to such securities (and in the event the Allergan Merger Agreement is terminated in accordance with its terms prior to the consummation of the Allergan Acquisition, are so redeemed within 90 days of such termination).

“Allergan Bridge Facility” means a senior unsecured bridge facility in an aggregate principal amount not to exceed $36,400,000,000, the proceeds of which will be used to finance the Allergan Acquisition and the related transactions.

“Allergan Cash Bridge Facility” means a senior unsecured cash bridge facility in an aggregate principal amount not to exceed $4,698,000,000 maturing 60 days after the initial funding thereof, the proceeds of which will be used to finance the Allergan Acquisition and the related transactions.

“Allergan Merger Agreement” has the meaning specified in the recitals hereto.

“Allergan Merger Sub” has the meaning specified in the recitals hereto.

“Allergan SEC Documents” means all reports, schedules, forms, proxy statements, prospectuses (including prospectus supplements), registration statements and other information filed by the Allergan Acquired Business with the SEC or furnished by the Allergan Acquired Business to the SEC pursuant to the Securities Exchange Act.

“Amended Credit Agreement” means the Original Credit Agreement, as amended and restated on the First Restatement Effective Date.

“Amendment Arrangers” means J.P. Morgan Securities LLC, Mizuho Bank and Wells Fargo Securities, LLC, in their capacities as joint lead arrangers and joint bookrunners for the Third Amendment Agreement and the Third Restatement.

“Applicable Percentage” means, with respect to any Lender at any time, such Lender’s Tranche A-1 Applicable Percentage and/or Tranche A-2 Applicable Percentage, as the context requires.

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

(i) with respect to the Tranche A-1 Loans:

Pricing Level	Debt Ratings S&P/ Moody’s	Eurodollar Rate Loans	Base Rate Loans
I	≥ A-/A3	1.000%	0.000%
II	BBB+/Baa1	1.250%	0.250%
III	BBB/Baa2	1.500%	0.500%
IV	BBB-/Baa3	1.750%	0.750%
V	≤ BB+/Ba1	2.000%	1.000%

(ii) with respect to Tranche A-2 Loans:

Pricing Level	Debt Ratings S&P/ Moody’s	Eurodollar Rate Loans	Base Rate Loans
I	≥ A-/A3	1.125%	0.125%
II	BBB+/Baa1	1.250%	0.250%
III	BBB/Baa2	1.375%	0.375%
IV	BBB-/Baa3	1.625%	0.625%
V	≤ BB+/Ba1	1.875%	0.875%

“Debt Rating” means, as of any date of determination, the rating as determined by S&P, and Moody’s (collectively, the “Debt Ratings”) of Ultimate Parent’s non-credit-enhanced, senior unsecured long-term debt (or if such debt is not so rated, the issuer rating or corporate credit rating of Ultimate Parent); provided that (i) if either Moody’s or S&P does not have in effect a Debt Rating, then the Debt Rating assigned by the other rating agency shall be used; (ii) if neither Moody’s nor S&P has in effect a Debt Rating, Pricing Level V shall apply; and (iii) if the relevant Debt Ratings assigned by Moody’s and S&P fall within different Pricing Levels, the Applicable Rate shall be based on the higher of the two Debt Ratings (with Pricing Level I being the highest and Pricing Level V being the lowest), unless one of the two Debt Ratings is two or more Pricing Levels lower than the other, in which case the Applicable Rate shall be based on the Pricing Level corresponding to the Debt Rating that is the midpoint between the two Debt Ratings or, if there is no such midpoint, the Pricing Level that is one level lower than the Pricing Level corresponding to the higher Debt Rating.

If the relevant Debt Rating assigned by Moody’s or S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change or if either such rating agency shall cease to be in the business of rating corporate debt obligations, Ultimate Parent and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system (including, in such case, an amendment to replace Moody’s or S&P, as applicable, with another rating agency) or the unavailability of ratings from such rating agency, and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means MLPF&S and Mizuho Bank, in their capacities as joint lead arrangers and joint bookrunners.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit B or any other form approved by the Administrative Agent.

“Audited Financial Statements” means the audited consolidated balance sheet of Ultimate Parent and its Subsidiaries for the fiscal year ended December 31, 2013, and the related consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for such fiscal year of Ultimate Parent and its Subsidiaries, including the notes thereto.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate,” and (c) the Eurodollar Rate in effect on such day plus 1.00%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. Any change in the Federal Funds Rate or the Eurodollar Rate will take effect on the effective date of such change in the Federal Funds Rate or the Eurodollar Rate, as applicable.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Borrower” means Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 178.410 with a share capital of $367,384, and its successors permitted hereunder; provided that any successor shall expressly assume all of the prior Borrower’s rights and obligations under this Agreement and the other Loan Documents in accordance with Section 7.03 and pursuant to documentation reasonably satisfactory to the Administrative Agent and Ultimate Parent.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to remain closed under the Laws of, or are in fact closed in, New York City, New York, Dublin, Luxembourg or Bermuda and, if such day relates to any interest rate settings, any fundings, disbursements, settlements and payments in respect of a Eurodollar Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of a Eurodollar Rate Loan, means any such day on which dealings in deposits in US Dollars are conducted by and between banks in the London interbank eurodollar market.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Bridge Credit Agreement” means that certain Actavis Cash Bridge Credit and Guaranty Agreement to be entered into on or prior to the Closing Date, among Intermediate Parent, the borrower thereunder, the several lenders and other parties from time to time party thereto and Bank of America, as administrative agent thereunder, as amended, restated, supplemented or otherwise modified from time to time.

“Change in Law” means the occurrence, after the Second Restatement Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act, but excluding any employee benefit plan of Ultimate Parent or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than 35% of the total voting power of the Equity Interests in Ultimate Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b) for purposes of Section 7.03 only, during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Ultimate Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors);

(c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of Ultimate Parent and its Subsidiaries taken as a whole to any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act) other than to any Wholly Owned Subsidiary of Ultimate Parent;

(d) (i) the Borrower shall cease to be an indirect Wholly Owned Subsidiary of Ultimate Parent or (ii) the Borrower shall cease to be an indirect Wholly Owned Subsidiary of Intermediate Parent; or

(e) Intermediate Parent shall cease to be an indirect Wholly Owned Subsidiary of Ultimate Parent.

“Closing Date” means the date on which the conditions precedent in Section 4.02 of the Existing Credit Agreement were satisfied (or waived in accordance with Section 11.01 of the Existing Credit Agreement), which date was July 1, 2014.

“Code” means the Internal Revenue Code of 1986.

“Co-Documentation Agents” means, with respect to the Tranche A-1 Commitments, Barclays Bank PLC, Union Bank, Mizuho Bank. Ltd. and JPMorgan Chase Bank, N.A. and, with respect to the Tranche A-2 Commitments, Wells Fargo Bank, National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and HSBC Bank USA, National Association, each in its capacity as a co-documentation agent.

“Commitment” means a Tranche A-1 Commitment or a Tranche A-2 Commitment.

“Commitment Letter” means that certain commitment letter, dated February 17, 2014, among Ultimate Parent, Bank of America, MLPF&S and Mizuho Bank.

“Company Materials” has the meaning specified in Section 6.02.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Consolidated EBITDA” means, for any period, for Ultimate Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus, without duplication and only to the extent such amount represents a charge or expense determined in accordance with GAAP and reflected in the consolidated earnings of Ultimate Parent and regardless of classification within Ultimate Parent’s statement of income, the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense, (iv) losses attributable to non-controlling interest, (v) stock compensation expense, (vi) asset impairment charges or other charges associated with the revaluation of assets or liabilities, (vii) charges associated with the revaluation of acquisition related contingent liabilities that are based in whole or in part on future estimated cash flows, (viii) business restructuring charges associated with Actavis’s Global Supply Chain and Operational Excellence initiatives or other restructurings of a similar nature, (ix) costs and charges associated with the acquisition of businesses and assets, including, but not limited to, Milestone Payments and integration charges (including any of the foregoing associated with the Allergan Acquisition), (x) litigation charges and settlements, (xi) losses and expenses associated with the sale of assets and (xii) other unusual charges or expenses, minus, to the extent included in calculating such Consolidated Net Income, the sum of (1) interest income and (2) gains or income of a nature similar to items (i) through (xii) above. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), (i) if at any time during such Reference Period Ultimate Parent or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period Ultimate Parent or any Subsidiary shall have made a Material Acquisition (including the Allergan Acquisition), Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto in accordance with Section 1.03(c) as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters of Ultimate Parent then most recently ended.

“Consolidated Net Income” means, for any period, the consolidated net income (or loss) of Ultimate Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Assets” means, at any time, the total assets of Ultimate Parent and its Subsidiaries at such time that would be reflected on a consolidated balance sheet of Ultimate Parent and its Subsidiaries prepared in accordance with GAAP.

“Consolidated Total Debt” means, at any time, for Ultimate Parent and its Subsidiaries on a consolidated basis, the aggregate amount of (a) all Indebtedness for borrowed money and all Indebtedness constituting obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments (other than (i) any Acquisition Indebtedness prior to the consummation of the Acquisition and (ii) any Allergan Acquisition Indebtedness prior to the consummation of the Allergan Acquisition), (b) all Receivables Facility Attributable Indebtedness and (c) all Capital Lease Obligations and Synthetic Lease Obligations.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, court protection, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, including the Luxembourg Insolvency Procedure.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to the rate otherwise applicable to the relevant Loan pursuant to Section 2.09 plus 2.00% per annum.

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that, (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent, the Borrower and Ultimate Parent in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified and supported by reasonable background information provided by such Lender in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower, Ultimate Parent or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified and supported by reasonable background information provided by such Lender in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent, the Borrower or Ultimate Parent, to confirm in writing to the Administrative Agent, the Borrower and Ultimate Parent that it will comply with its prospective funding obligations hereunder or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent, the Borrower or Ultimate Parent, as applicable, that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b) upon delivery of written notice of such determination to the Administrative Agent, the Borrower, Ultimate Parent and each Lender).

“Discharge of the Guaranteed Obligations” means the Discharge of the Tranche A-1 Guaranteed Obligations and/or the Discharge of the Tranche A-2 Guaranteed Obligations, as applicable.

“Discharge of the Tranche A-1 Guaranteed Obligations” means (and shall have occurred when) (a) all Tranche A-1 Guaranteed Obligations shall have been paid in full in cash and all other obligations under the Loan Documents shall have been performed (other than (i) those expressly stated to survive termination, (ii) contingent obligations as to which no claim has been asserted and (iii) those expressly related to the Tranche A-2 Loans) and (b) all Tranche A-1 Commitments shall have terminated or expired.

“Discharge of the Tranche A-2 Guaranteed Obligations” means (and shall have occurred when) (a) all Tranche A-2 Guaranteed Obligations shall have been paid in full in cash and all other obligations under the Loan Documents shall have been performed (other than (i) those expressly stated to survive termination, (ii) contingent obligations as to which no claim has been asserted and (iii) those expressly related to the Tranche A-1 Loans) and (b) all Tranche A-2 Commitments shall have terminated or expired.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 11.06(b)(iii) and (v), subject to such consents, if any, as may be required under Section 11.06(b)(iii).

“Eligible Pre-Closing Lenders” means Bank of America, N.A., Mizuho Bank, Ltd., Wells Fargo Bank, National Association, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., HSBC Bank USA, National Association, Sumitomo Mitsui Banking Corporation, The Royal Bank of Scotland plc, DnB Capital LLC, Lloyds Bank plc, Toronto Dominion (Texas), LLC, Barclays Bank PLC, Deutsche Bank AG Cayman Islands Branch, Santander Bank, N.A. and U.S. Bank, National Association and any other Person approved by Ultimate Parent and the Administrative Agent.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Ultimate Parent or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that Indebtedness that is convertible into any Equity Interests shall not constitute Equity Interests prior to the conversion thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Ultimate Parent within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan or Multiemployer Plan, (b) a withdrawal by Ultimate Parent or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by Ultimate Parent or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan, (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan, (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Ultimate Parent or any ERISA Affiliate, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA.

“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the London Interbank Offered Rate (“LIBOR”), as currently published on the applicable Reuters screen page (or such other commercially available source providing such quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in US Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, or (ii) if such rate referenced in the preceding clause (i) is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period will be the rate per annum determined by the Administrative Agent to be the rate at which deposits in US Dollars for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London interbank market for US Dollars at their request at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time, determined two Business Days prior to such date for US Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in US Dollars for delivery on the date of determination in Same Day Funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination;

provided that if the Eurodollar Rate, determined as set forth above, shall at any time be less than zero, it shall be deemed to be zero at such time.

“Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate.”

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document, (a) Taxes imposed on or measured by its net income (however denominated), branch profits Taxes and franchise Taxes imposed on it, by the United States (or any political subdivision or taxing authority thereof or therein), or by the jurisdiction (or any political subdivision or taxing authority thereof or therein) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, or by any jurisdiction with which such recipient has a present or former connection (other than solely on account of the execution, delivery, performance, filing, recording and enforcement of, and the other activities contemplated in, this Agreement), (b) any withholding Tax that is imposed on amounts payable to a recipient with respect to an applicable interest in the Loan or Commitment pursuant to any Law in effect at the time such recipient acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Loan Parties under Section 11.13) or designates a new Lending Office, except to the extent that such recipient (or its assignor, in the case of an assignment) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding Tax pursuant to Section 3.01(a), (c) any withholding Tax that is attributable to a recipient’s failure to comply with Section 3.01(e) or Section 3.01(g) and (d) any Taxes imposed pursuant to FATCA.

“Existing Credit Agreement” has the meaning specified in the recitals hereto.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code as of the Third Restatement Effective Date (or any amendment or successor provisions that are substantively similar and not materially more onerous to comply with), and any present or future regulations promulgated with respect thereto or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day will be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day will be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent; provided that if the Federal Funds Rate, determined as set forth above, shall at any time be less than zero, it shall be deemed to be zero at such time.

“Fee Letters” means the Agent Fee Letter and the Joint Fee Letter.

“First Merger” has the meaning specified in the recitals hereto.

“First Restatement Effective Date” means the date on which the conditions in Section 4.01 of the Amended Credit Agreement were satisfied, which date was October 1, 2013.

“Fiscal Year” means the fiscal year of Ultimate Parent ending on December 31st of each calendar year.

“Foreign Lender” means any Administrative Agent or Lender that is not a US Person.

“Foreign Subsidiary” means a Subsidiary that is not formed under the Laws of the United States, any state thereof or the District of Columbia.

“Forest Notes” means the 4.375% senior notes due February 1, 2019, the 4.875% senior notes due February 15, 2021, and the 5.00% senior notes due December 15, 2021, each issued by the Acquired Business.

“Forest SEC Documents” means all reports, schedules, forms, proxy statements, prospectuses (including prospectus supplements), registration statements and other information filed by the Acquired Business with the SEC or furnished by the Acquired Business to the SEC pursuant to the Securities Exchange Act.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied; provided that, notwithstanding anything in this

Agreement to the contrary, leases will be accounted for using accounting principles as in effect on the Second Restatement Effective Date.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee will be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” means the Tranche A-1 Guaranteed Obligations and/or the Tranche A-2 Guaranteed Obligations, as applicable.

“Guaranteed Parties” means the Tranche A-1 Guaranteed Parties and the Tranche A-2 Guaranteed Parties.

“Guarantors” means the Tranche A-1 Guarantors and the Tranche A-2 Guarantors.

“Guaranty” means the Guarantee of the Guarantors contained in Article IX.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Indebtedness” means, as to any Person at any time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guarantees, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness will have been assumed by such Person or is limited in recourse;

(f) Capital Lease Obligations;

(g) Synthetic Lease Obligations;

(h) Receivables Facility Attributable Indebtedness; and

(i) all Guarantees of such Person in respect of any of the foregoing; provided that Indebtedness shall not include any performance guarantee or any other guarantee that is not a guarantee of other Indebtedness.

For all purposes hereof, the Indebtedness of any Person will include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date will be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date applicable to such Loan, provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period will also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date applicable to such Loan.

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter (or, if agreed to by all Lenders, twelve months or a period of shorter than one month), as selected by the Borrower in its Loan Notice; provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period will extend beyond the applicable Maturity Date.

“Intermediate Parent” means Warner Chilcott Limited, a Bermuda exempted company, and its successors permitted hereunder; provided that any successor shall expressly assume all of the prior Intermediate Parent’s rights and obligations under this Agreement and the other Loan Documents in accordance with Section 7.03 and pursuant to documentation reasonably satisfactory to the Administrative Agent and Ultimate Parent.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance (other than prepaid expenses, extension of trade credit and advances to customers and suppliers, advances to employees and similar items to the extent made in the ordinary course of business) or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness of, another Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IP Rights” has the meaning specified in Section 5.20.

“IRS” means the United States Internal Revenue Service.

“Joint Fee Letter” means that certain joint fee letter, dated February 17, 2014, among Ultimate Parent, Bank of America, MLPF&S and Mizuho Bank.

“Judgment Currency” has the meaning specified in Section 11.17.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” has the meaning specified in the preamble hereto, and includes both Tranche A-1 Lenders and Tranche A-2 Lenders.

“Lending Office” means, as to any Lender, the office, offices, branch, branches, Subsidiary, Subsidiaries, Affiliate or Affiliates of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office, offices, branch, branches, Subsidiary, Subsidiaries, Affiliate or Affiliates as a Lender may from time to time notify the Borrower, Ultimate Parent and the Administrative Agent.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means a Tranche A-1 Loan or a Tranche A-2 Loan, as the context may require.

“Loan Documents” means this Agreement, the Third Amendment Agreement, each Note, the Fee Letters and each Subsidiary Guarantor Counterpart.

“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, will be substantially in the form of Exhibit D.

“Loan Parties” means, collectively, the Borrower and the Guarantors.

“Luxembourg” means the Grand-Duchy of Luxembourg.

“Luxembourg Insolvency Procedure” means, in relation to any Loan Party organized under the Laws of Luxembourg or any of its assets, the opening of any of the following procedures: (a) a bankruptcy (faillite) within the meaning of Articles 437 ff. of the Luxembourg Commercial Code; (b) a controlled management (gestion controlee) within the meaning of the Luxembourg grand ducal regulation of 24 May 1935 on controlled management; (c) a voluntary arrangement with creditors (concordat préventif de faillite) within the meaning of the

Luxembourg law of 13 April 1886 on arrangements to prevent insolvency, as amended; (d) a suspension of payments (sursis de paiement) within the meaning of Articles 593 ff. of the Luxembourg Commercial Code; or (e) a voluntary or compulsory winding-up pursuant to the Luxembourg Companies Act, or any other insolvency proceedings pursuant to Luxembourg law or the Council Regulation (EC) No.1346/2000 of May 29, 2000 on insolvency proceedings.

“Major Default” means a Default that has occurred and is continuing under Section 8.01(a), (b), (e), (f), (g), (j) (solely with respect to this Agreement, including Article IX) or (k).

“Material Acquisition” means any acquisition (in a single acquisition or series of related acquisitions) of (a) assets comprising all or substantially all or any significant portion of a business or operating unit of a business, division, product line (including rights in respect of any drug or other pharmaceutical product) or line of business or (b) Equity Interests of a Person if, as a result thereof, such Person becomes a Subsidiary; provided that such acquisition (or series of related acquisitions) involves the payment of consideration (including the aggregate principal amount of any Indebtedness that is assumed by Ultimate Parent or any Subsidiary following such acquisition) by Ultimate Parent and its Subsidiaries in excess of $500,000,000 (including the value of any Equity Interests of Ultimate Parent or any of its Subsidiaries used as consideration in any such transaction).

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, results of operations or financial condition of Ultimate Parent and its Subsidiaries taken as a whole, (b) a material adverse effect on the ability of any Loan Party to perform its payment Obligations under any Loan Document to which it is a party, or (c) a material adverse effect on the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Material Disposition” means any Disposition of property or series of Dispositions of property (other than any sale and leaseback transaction or any Permitted Receivables Transfer, in each case to the extent the Indebtedness or Liens arising in connection therewith are permitted under Sections 7.01 and 7.02) that yield gross proceeds (including the aggregate principal amount of any Indebtedness of Ultimate Parent or any Subsidiary that is assumed by another Person following such Disposition) to Ultimate Parent or any of its Subsidiaries in excess of $500,000,000.

“Material Indebtedness” means Indebtedness (other than the Obligations) of any one or more of Ultimate Parent and its Subsidiaries in an aggregate principal amount exceeding $300,000,000.

“Material Subsidiary” means (a) the Borrower and each Subsidiary that is, or is required to be, a Guarantor and (b) each other Subsidiary of Ultimate Parent (i) the total assets of which (determined on a consolidated basis for such Subsidiary and its Subsidiaries) equal or exceed 5% of the Consolidated Total Assets or (ii) the revenues of which (determined on a consolidated basis for such Subsidiary and its Subsidiaries) equal or exceed 5% of the consolidated total revenues of Ultimate Parent and its Subsidiaries on a consolidated basis, in each case as of the last day of or for the most recently ended period of four consecutive fiscal quarters of Ultimate

Parent; provided that if, as of the last day of or for any such period, the combined total assets or combined revenues of all Subsidiaries that under clauses (i) and (ii) above would not constitute Material Subsidiaries shall have exceeded 10% of the Consolidated Total Assets or 10% of the consolidated total revenues of Ultimate Parent and its Subsidiaries on a consolidated basis, then one or more of such excluded Subsidiaries shall for all purposes of the Loan Documents be deemed to be Material Subsidiaries in descending order based on the amounts (determined on a consolidated basis for such Subsidiary and its Subsidiaries) of their total assets or revenues, as the case may be, until such excess shall have been eliminated. For purposes of making calculations under this definition, following the consummation of the Allergan Acquisition, the Consolidated Total Assets and the consolidated total revenues of Ultimate Parent and its Subsidiaries on a consolidated basis as of any date prior to, or for any period that commenced prior to, the date of consummation of the Allergan Acquisition shall be determined on a pro forma basis to give effect to the Allergan Acquisition and the other transactions to occur on such date.

“Maturity Date” means (x) with respect to the Tranche A-1 Loans, October 31, 2017, and (y) with respect to the Tranche A-2 Loans, July 1, 2019; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Merger Agreement” has the meaning specified in the recitals hereto.

“Merger Sub 1” has the meaning specified in the recitals hereto.

“Merger Sub 2” has the meaning specified in the recitals hereto.

“Milestone Payments” means payments made under contractual arrangements arising in connection with any acquisition (or licensing) of assets or Equity Interests by Ultimate Parent or any Subsidiary to the sellers (or licensors) of the assets or Equity Interests acquired (or licensed) under such contractual arrangements based on the achievement of specified revenue, profit or other performance targets (financial or otherwise).

“Mizuho Bank” means Mizuho Bank, Ltd. and its successors.

“MLPF&S” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Ultimate Parent or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Worth” means, as at any time, (a) the Consolidated Total Assets at such time less (b) all liabilities of Ultimate Parent and its Subsidiaries at such time, calculated in accordance with GAAP on a consolidated basis.

“Non-Qualifying Lender” means a Lender that is not (a) a U.S. citizen, (b) a “resident of a member State of the European Union” or (c) a “resident of a state that is party to NAFTA”, in each case for purposes of the Convention between the government of the United States and the government of Luxembourg For the Avoidance of Double Taxation, as the same may be amended from time to time. For the avoidance of doubt, any Lender that is a U.S. corporation that is publicly traded, or is a Subsidiary of a publicly traded U.S. corporation, shall not be treated as a Non-Qualifying Lender.

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender to the Borrower, substantially in the form of Exhibit E.

“Notes Bridge Facility” means that certain senior unsecured bridge loan in aggregate principal amount of $2,000,000,000 committed to be made pursuant to the Commitment Letter.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws, (b) with respect to any limited liability company, the certificate or articles of formation, association or organization and operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Closing Date” means the date on which the conditions in Section 4.02 of the Original Credit Agreement were satisfied, which date was October 31, 2012.

“Original Credit Agreement” means that certain Term Loan Credit Agreement, dated as of June 22, 2012, among Actavis (f/k/a Watson Pharmaceuticals, Inc.), as borrower, the several lenders and other parties from time to time party thereto and Bank of America, as administrative agent thereunder.

“Originators” means Ultimate Parent and/or any of its Subsidiaries in their respective capacities as parties to any Receivables Purchase Documents as sellers or transferors of any Receivables and Related Security in connection with a Permitted Receivables Transfer.

“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outside Date” means August 17, 2014; provided that if, as of such date, the condition set forth in Section 7.1(d) of the Merger Agreement and/or the condition set forth in Section 7.1(c) of the Merger Agreement (if the applicable Adverse Law (as defined in the Merger Agreement) or Order (as defined in the Merger Agreement) is an order or injunction of a court of competent jurisdiction under an Antitrust Law (as defined in the Merger Agreement)) has not been satisfied but all other conditions to the Closing (as defined in the Merger Agreement) set forth in Article VII of the Merger Agreement have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, which conditions shall be capable of being satisfied), and either Ultimate Parent or the Acquired Business has prior to August 17, 2014, extended the “Outside Date” under the Merger Agreement by an additional three months until November 17, 2014, such extended date shall thereafter be considered the Outside Date; provided, further, that if on the Outside Date as extended pursuant to the preceding proviso, the condition set forth in Section 7.1(d) of the Merger Agreement and/or the condition set forth in Section 7.1(c) of the Merger Agreement (if the applicable Adverse Law or Order is an order or injunction of a court of competent jurisdiction under an Antitrust Law)) has not been satisfied but all other conditions to the Closing set forth in Article VII of the Merger Agreement have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, which conditions shall be capable of being satisfied), and either Ultimate Parent or the Acquired Business have, prior to November 17, 2014, extended the “Outside Date” under to the Merger Agreement by an additional one month until December 17, 2014, such extended date shall thereafter be considered the Outside Date.

“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning specified in Section 11.06(e).

“Participant Register” has the meaning specified in Section 11.06(e).

“Passive Holding Companies” has the meaning specified in Section 7.09(a).

“Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Ultimate Parent or any ERISA Affiliate or to which Ultimate Parent or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Receivables Transfer” means (a) a sale or other transfer by an Originator to an SPV or any other Person of Receivables and Related Security for fair market value and without recourse (except for limited recourse typical of such structured finance transactions), and/or (b) a sale or other transfer by an Originator or an SPV to (i) purchasers of or other investors in such Receivables and Related Security or (ii) any other Person (including an SPV) in a transaction in which purchasers or other investors purchase or are otherwise transferred such Receivables and Related Security, in each case pursuant to and in accordance with the terms of the applicable Receivables Purchase Documents.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of Ultimate Parent or any ERISA Affiliate or any such Plan to which Ultimate Parent or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Post-Closing Restructuring” means, collectively, all intercompany transactions between Ultimate Parent and one or more of its Subsidiaries or among two or more Subsidiaries that, in each case, do not result in a change of jurisdiction of organization of the Borrower or involve the release of Ultimate Parent, Intermediate Parent, Actavis or Actavis SCS as a Guarantor under this Agreement.

“Pre-Advanced Funds” has the meaning specified in Section 2.02(d).

“Pre-Funding Compensation Amount” has the meaning specified in Section 2.02(d).

“Pre-Funding Date” has the meaning specified in Section 2.02(c).

“Public Lender” has the meaning specified in Section 6.02.

“Receivables” means, with respect to any Originator or SPV, such Originator’s or SPV’s presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of such Originator or SPV to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guarantees with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

“Receivables and Related Security” means the Receivables and the related security and collections with respect thereto which are sold or transferred by any Originator or SPV in connection with any Permitted Receivables Transfer.

“Receivables Facility Attributable Indebtedness” means the amount of obligations outstanding under a Receivables Purchase Facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase.

“Receivables Purchase Documents” means any series of receivables purchase or sale agreements generally consistent with terms contained in comparable structured finance transactions pursuant to which one or more Originators sell or transfer to one or more SPVs all of their respective rights, title and interests in and to certain Receivables and Related Security for further sale or transfer to other purchasers of or investors in such assets (and the other documents, instruments and agreements executed in connection therewith), as any such agreements may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time.

“Receivables Purchase Facility” means the securitization facility made available to Ultimate Parent and its Subsidiaries, pursuant to which the Receivables and Related Security of the Originators are transferred to one or more SPVs, and thereafter to certain investors, pursuant to the terms and conditions of the Receivables Purchase Documents.

“Refinancing” means the termination of that certain Credit Agreement, dated as of December 4, 2012, by and among Forest Laboratories, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto, as amended by that certain Amendment No. 1, dated as of December 2, 2013, and payment in full any indebtedness (other than contingent indemnification obligations) outstanding thereunder.

“Register” has the meaning specified in Section 11.06(d).

“Related Indemnified Parties” means, with respect to any Indemnitee, (a) any controlling Person or controlled Affiliate of such Indemnitee, (b) the respective directors, officers or employees of such Indemnitee or any of its controlling Persons or controlled Affiliates and (c) the respective agents of such Indemnitee or any of its controlling Persons or controlled Affiliates, in the case of this clause (c), acting at the instructions of such Indemnitee, controlling Person or such controlled Affiliate; provided that each reference to a controlled Affiliate or controlling Person in this definition pertains to a controlled Affiliate or controlling Person involved in the negotiation of the Commitment Letter, the Fee Letters, this Agreement, the Third Amendment Agreement or any other Loan Document.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents, advisors and other representatives of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived under current law.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the Aggregate Commitments and the aggregate principal amount of the Loans then outstanding; provided that the Commitment of any Defaulting Lender will be excluded for purposes of making a determination of Required Lenders.

“Required Tranche A-1 Lenders” means, as of any date of determination, Tranche A-1 Lenders holding in the aggregate more than 50% of the aggregate principal amount of the Tranche A-1 Loans then outstanding.

“Required Tranche A-2 Lenders” means, as of any date of determination, Tranche A-2 Lenders holding in the aggregate more than 50% of the sum of the Tranche A-2 Commitments and the aggregate principal amount of the Tranche A-2 Loans then outstanding; provided that the Tranche A-2 Commitment of any Defaulting Lender will be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means, with respect to any Person, the chief executive officer, a manager (gérant), a director, the chief financial officer, the treasurer, the chief legal officer, the chief accounting officer or any vice president of such Person. Any document delivered hereunder that is signed by a Responsible Officer of any Loan Party will be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer will be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of Ultimate Parent, the Borrower or any Material Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to Ultimate Parent’s shareholders, partners or members (or the equivalent Person thereof).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Financial, Inc., and any successor thereto.

“Same Day Funds” means immediately available funds.

“Sanctioned Country” means, at any time, a country or territory that is the subject or target of any Sanctions that broadly prohibit dealings with that country or territory (at the time of this Agreement, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the U.S. Department of Treasury, (b) any Person listed in any Sanctions-related list of designated Persons maintained by the European Union or any EU member state, (c)

any Person located, organized or resident in a Sanctioned Country or (d) any Person owned or controlled by any such Person or Persons.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the OFAC, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“SEC Documents” means the Actavis SEC Documents, the WC SEC Documents, the Forest SEC Documents and, if the Allergan Acquisition is consummated, the Allergan SEC Documents.

“Second Amendment Agreement” means that certain Second Amendment Agreement to the Amended Credit Agreement, dated as of the Second Restatement Effective Date, by and among Borrower, Actavis, Ultimate Parent, the lenders party thereto and Bank of America, as Administrative Agent.

“Second Restatement Effective Date” means the date on which the conditions precedent set forth in Section 3 of the Second Amendment Agreement were satisfied, which date was March 31, 2014.

“Second Merger” has the meaning specified in the recitals hereto.

“Securities Exchange Act” means the Securities Exchange Act of 1934.

“Solvent” and “Solvency” mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person (including, for the avoidance of doubt, property consisting of the residual equity value of such Person’s subsidiaries) is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person (including, for the avoidance of doubt, property consisting of the residual equity value of such Person’s subsidiaries) is greater than the amount that will be required to pay the probable liability of such Person on the sum of its debts and other liabilities, including contingent liabilities, (c) such Person has not, does not intend to, and does not believe (nor should it reasonably believe) that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they become due (whether at maturity or otherwise), (d) such Person does not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date, (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, and (f) such Person is “solvent” within the meaning given to that term and similar terms under the Bankruptcy Code of the United States and applicable Laws relating to fraudulent transfers and conveyances. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Representations” means (x) the representations and warranties (in each case, solely as they relate to the Loan Parties) contained in Sections 5.01(a), 5.01(b)(ii), 5.02(a), 5.02(d), 5.04, 5.13, 5.15 and 5.17 and (y) the representations and warranties of Ultimate Parent contained in Section 5.10.

“SPV” means any special purpose entity established for the purpose of purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.

“Subsidiary” means, with respect to any Person, a corporation, partnership, joint venture, limited liability company or other business entity (a) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or (b) that is, at the time any determination is made, otherwise Controlled, by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” will refer to a Subsidiary or Subsidiaries of Ultimate Parent. For the avoidance of doubt, prior to the consummation of the Acquisition, the Acquired Business and its Subsidiaries did not constitute a Subsidiary or Subsidiaries of Ultimate Parent.

“Subsidiary Guarantor” means (a) Actavis, (b) Actavis SCS and (c) each other Subsidiary of Ultimate Parent that, after the Third Restatement Effective Date, becomes a party to this Agreement as a “Guarantor”, either at the election of Intermediate Parent or as required by Section 6.12, by executing and delivering to the Administrative Agent a Subsidiary Guarantor Counterpart. As of the Third Restatement Effective Date, Actavis and Actavis SCS are the only Subsidiary Guarantors.

“Subsidiary Guarantor Counterpart” means the Subsidiary Guarantor Counterpart Agreement to be entered into by any Subsidiary Guarantor in favor of the Administrative Agent, substantially in the form of Exhibit F, with such modifications thereto as may be reasonably agreed by the Administrative Agent and Ultimate Parent in accordance with Section 10.10(b).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) of this definition, the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender) or any third party in the business of determining such values acceptable to the Administrative Agent.

“Syndication Agent” means, with respect to the Tranche A-1 Commitments, Wells Fargo Bank, National Association and, means, with respect to the Tranche A-2 Commitments, Mizuho Bank, each in its capacity as syndication agent.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment), and the amount of such obligation shall be the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as capital lease.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other similar charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Third Amendment Agreement” means that certain Third Amendment Agreement to the Existing Credit Agreement, dated as of December 17, 2014, by and among the Borrower, Actavis, Actavis SCS, Ultimate Parent, Intermediate Parent and the Lenders party thereto, and acknowledged by Bank of America, as Administrative Agent.

“Third Restatement” means the amendment and restatement of the Existing Credit Agreement in the form of this Agreement on the Third Restatement Effective Date.

“Third Restatement Effective Date” means the date on which the conditions precedent set forth in Section 4 of the Third Amendment Agreement have been satisfied, which date is December 17, 2014.

“Ticking Fees” has the meaning specified in Section 2.10(a).

“Tranche A-1 Aggregate Commitments” means the Tranche A-1 Commitments of all the Tranche A-1 Lenders. As of the Second Restatement Effective Date, the Tranche A-1 Aggregate Commitments were $0.

“Tranche A-1 Applicable Percentage” means with respect to any Tranche A-1 Lender at any time, the percentage (carried out to the ninth decimal place) of the principal amount of all Tranche A-1 Loans outstanding at such time represented by such Tranche A-1 Lender’s outstanding Tranche A-1 Loans at such time. If the Aggregate Tranche A-1 Loans have been repaid in full, then the Tranche A-1 Applicable Percentage of each Tranche A-1 Lender will be determined based on the Tranche A-1 Applicable Percentage of such Tranche A-1 Lender most recently in effect, giving effect to any subsequent assignments. The Tranche A-1 Applicable Percentage of each Lender as of the Second Restatement Effective Date is set forth opposite the name of such Lender on Schedule 2.01.

“Tranche A-1 Commitments” means, as to each Tranche A-1 Lender, its obligation (if any) to make a Tranche A-1 Loan to the Borrower pursuant to Section 2.01 in a principal amount not to exceed the amount set forth opposite such Tranche A-1 Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche A-1 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Tranche A-1 Guaranteed Obligations” means (a) the Tranche A-1 Obligations and (b) whether or not constituting Tranche A-1 Obligations, the unpaid principal of and interest on the Tranche A-1 Loans (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower (including a Luxembourg Insolvency Procedure) or any Tranche A-1 Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Borrower or any Tranche A-1 Guarantor to the Administrative Agent or any Lender which may arise under or in connection with any Loan Document.

“Tranche A-1 Guaranteed Party” means, collectively, the Administrative Agent, the Tranche A-1 Lenders and each Indemnitee.

“Tranche A-1 Guarantors” means Ultimate Parent, Intermediate Parent and each Subsidiary Guarantor.

“Tranche A-1 Lender” means, at any time, any Lender that has a Tranche A-1 Commitment or a Tranche A-1 Loan at such time.

“Tranche A-1 Loan” has the meaning specified in Section 2.01(a).

“Tranche A-1 Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Tranche A-1 Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Tranche A-2 Aggregate Commitments” means the Tranche A-2 Commitments of all the Tranche A-2 Lenders. As of the Third Restatement Effective Date, the Tranche A-2 Aggregate Commitments were $0.

“Tranche A-2 Applicable Percentage” means with respect to any Tranche A-2 Lender at any time, the percentage (carried out to the ninth decimal place) of (a) prior to the Closing Date, the Aggregate Tranche A-2 Commitments represented by such Tranche A-2 Lender’s Commitment at such time and (b) thereafter, the principal amount of all Tranche A-2 Loans outstanding at such time represented by such Tranche A-2 Lender’s outstanding Tranche A-2 Loans at such time. If the Aggregate Tranche A-2 Commitments have expired and the Tranche A-2 Loans have been repaid in full, then the Tranche A-2 Applicable Percentage of each Tranche A-2 Lender will be determined based on the Tranche A-2 Applicable Percentage of such Tranche A-2 Lender most recently in effect, giving effect to any subsequent assignments. The initial Tranche A-2 Applicable Percentage of each Lender as of the Second Restatement Effective Date is set forth opposite the name of such Lender on Schedule 2.01.

“Tranche A-2 Commitment” means, as to each Tranche A-2 Lender, its obligation to make a Tranche A-2 Loan to the Borrower pursuant to Section 2.01 in a principal amount not to exceed the amount set forth opposite such Tranche A-2 Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche A-2 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Tranche A-2 Guaranteed Obligations” means (a) the Tranche A-2 Obligations and (b) whether or not constituting Tranche A-2 Obligations, the unpaid principal of and interest on the Tranche A-2 Loans (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower (including a Luxembourg Insolvency Procedure) or any Tranche A-2 Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Borrower or any Tranche A-2 Guarantor to the Administrative Agent or any Lender which may arise under or in connection with any Loan Document.

“Tranche A-2 Guaranteed Party” means, collectively, the Administrative Agent, the Tranche A-2 Lenders and each Indemnitee.

“Tranche A-2 Guarantors” means Intermediate Parent and each Subsidiary Guarantor.

“Tranche A-2 Lender” means, at any time, any Lender that has a Tranche A-2 Commitment or a Tranche A-2 Loan at such time.

“Tranche A-2 Loan” has the meaning specified in Section 2.01(b).

“Tranche A-2 Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Tranche A-2 Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Transactions” means, collectively, (a) the consummation of the Acquisition, (b) the Refinancing, (c) the execution and delivery by the Loan Parties of the Second Amendment Agreement, (d) the amendment and restatement of that certain Amended and Restated Actavis Revolving Credit and Guaranty Agreement, dated as of October 1, 2013, among Ultimate Parent, the Borrower (f/k/a Actavis WC Holding S.à r.l.), Actavis, the several lenders and other parties from time to time party thereto and Bank of America, as administrative agent thereunder, (e) the amendment and restatement of the WC Term Loan Credit Agreement, (f) the execution and delivery of the Cash Bridge Credit Agreement and the borrowing of loans thereunder and (g) the issuance and sale by the Borrowers of senior unsecured notes and/or the incurrence of loans under the Notes Bridge Facility in an aggregate amount of up to $2,000,000,000.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“Ultimate Parent” means Actavis plc, a public limited company incorporated under the laws of Ireland, and its successors permitted hereunder; provided that any successor shall expressly assume all of the prior Ultimate Parent’s rights and obligations under this Agreement and the other Loan Documents in accordance with Section 7.03 and pursuant to documentation reasonably satisfactory to the Administrative Agent and such successor.

“United States” and “U.S.” mean the United States of America.

“US Dollar” and “$” mean lawful money of the United States.

“US Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“VAT” means (a) any Tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and (b) any other Tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such Tax referred to in clause (a) of this definition, or imposed elsewhere.

“VAT Supplier” has the meaning specified in Section 3.01(i).

“VAT Recipient” has the meaning specified in Section 3.01(i).

“VAT Relevant Party” has the meaning specified in Section 3.01(i).

“Voidable Transfer” has the meaning specified in Section 9.10.

“Warner Chilcott” means Warner Chilcott plc, a public limited company incorporated under the laws of Ireland.

“Warner Chilcott Company” means Warner Chilcott Company, LLC, a limited liability company organized under the Laws of Puerto Rico.

“Warner Chilcott Finance” means Warner Chilcott Finance, LLC, a Delaware limited liability company.

“WC SEC Documents” means all reports, schedules, forms, proxy statements, prospectuses (including prospectus supplements), registration statements and other information filed by Warner Chilcott with the SEC or furnished by Warner Chilcott to the SEC pursuant to the Securities Exchange Act.

“WC Term Loan Credit Agreement” means that certain Second Amended and Restated WC Term Loan Credit and Guaranty Agreement, dated as of December 17, 2014, among Ultimate Parent, as parent guarantor thereunder, Intermediate Parent, Warner Chilcott Finance, as a subsidiary guarantor thereunder, Warner Chilcott Corporation, a Delaware corporation, Actavis WC 2 S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg, and Warner Chilcott Company, as borrowers, each lender from time to time party thereto and Bank of America, as administrative agent thereunder, as amended, restated, supplemented, modified, extended, renewed, refinanced or replaced from time to time, whether or not with the same lenders or agents.

“Wholly Owned Subsidiary” means, with respect to any Person, a Subsidiary of such Person all the Equity Interests of which (except for directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable Law) are, at the time any determination is being made, owned, Controlled or held by such Person and/or one or more wholly owned Subsidiaries of such Person.

“Withholding Agents” means any Loan Party and the Administrative Agent.

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein will apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation.” The word “will” will be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person will be construed to include such Person’s successors and permitted assigns, (iii) the words “herein,” “hereof” and “hereunder”, and words of similar import when used in any Loan

Document, will be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) the words “the date hereof” or the “date of this Agreement” and words of similar import when used in any Loan Document in reference to this Agreement shall be deemed to refer to the Third Restatement Effective Date, (v) all references in a Loan Document to Articles, Sections, Exhibits and Schedules will be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (vi) any reference to any law will include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation will, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vii) the words “asset” and “property” will be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and will not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, subject to the last sentence of subsection (b) below. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Ultimate Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Ultimate Parent or the Required Lenders shall so request, the Administrative Agent, the Lenders and Ultimate Parent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Ultimate Parent shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. For the avoidance of doubt, all calculations, ratios and computations with respect to leases contained in this Agreement will be computed with respect to each lease in conformity with GAAP as in effect on the Second Restatement Effective Date.

(c) Pro Forma Calculations. All pro forma computations required to be made hereunder giving effect to any Material Acquisition or Material Disposition shall be calculated after giving pro forma effect thereto (and to any other such transaction consummated since the first day of the period for which such pro forma computation is being made and on or prior to the date of such computation) as if such transaction had occurred on the first day of the period of four consecutive fiscal quarters ending with the most recent fiscal quarter of Ultimate Parent for which financial statements shall have been delivered pursuant to Section 6.01(a) or 6.01(b), and, to the extent applicable, the historical earnings and cash flows associated with the assets acquired or disposed of, any related incurrence or reduction of Indebtedness and any related cost savings, operating expense reductions and synergies which, in the case of reductions in cost, (i) are calculated on a basis that is consistent with Article 11 of Regulation S-X under the Securities Act of 1933 or (ii) are implemented, committed to be implemented, the commencement of implementation of which has begun or is reasonably expected to be implemented in good faith by the business that was the subject of any such asset acquisition or disposition within twelve (12) months of the date of such asset acquisition or disposition and that are factually supportable and quantifiable and expected to have a continuing impact, as if, in the case of each of clauses (i) and (ii), all such reductions in costs had been effected as of the beginning of such period, decreased by any non-one-time incremental expenses incurred or to be incurred during such period in order to achieve such reduction in costs. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Contract applicable to such Indebtedness).

1.04 Times of Day. Unless otherwise specified, all references herein to times of day will be references to Eastern time (daylight or standard, as applicable).

1.05 Rounding. Any financial ratios required to be maintained by Ultimate Parent pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

ARTICLE II.

THE COMMITMENTS AND BORROWINGS

2.01 Loans. (a) Subject to the terms and conditions set forth in the Original Credit Agreement, each lender with a commitment on the Original Closing Date made a term loan (each such loan, a “Tranche A-1 Loan”) to Actavis in US Dollars on the Original Closing Date under Section 2.01 of the Original Credit Agreement. For the avoidance of doubt, Tranche A-1 Loans outstanding under the Existing Credit Agreement immediately prior to the Third Restatement Effective Date shall continue as Tranche A-1 Loans under this Agreement upon the effectiveness of this Agreement. Amounts borrowed under Section 2.01 of the Original Credit Agreement and repaid or prepaid may not be reborrowed. Tranche A-1 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(b) Subject to the terms and conditions set forth in the Existing Credit Agreement, each Tranche A-2 Lender made one or more term loans (each such loan, a “Tranche A-2 Loan”) to the Borrower in US Dollars on the Closing Date, in an aggregate amount not in excess of such Tranche A-2 Lender’s Commitment. For the avoidance of doubt, Tranche A-2

Loans outstanding under the Existing Credit Agreement immediately prior to the Third Restatement Effective Date shall continue as Tranche A-2 Loans under this Agreement upon the effectiveness of this Agreement. Amounts borrowed under Section 2.01(b) of the Existing Credit Agreement and repaid or prepaid may not be reborrowed. Tranche A-2 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans will be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone (and confirmed promptly by hand delivery, fax or email). Each such notice must be received by the Administrative Agent not later than (i) 12:00 noon three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) 10:00 a.m. on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Administrative Agent not later than 12:00 noon four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurodollar Rate Loans, whereupon the Administrative Agent will give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 12:00 noon, three Business Days before the requested date of such Borrowing, conversion or continuation of Eurodollar Rate Loans, the Administrative Agent will notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by hand delivery, fax or e-mail to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans will be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans will be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) will specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) whether the Borrowing is a Tranche A-1 Loan or a Tranche A-2 Loan, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which will be a Business Day), and if applicable, the requested Pre-Funding Date, (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (vi) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice, then the applicable Loans will be made as Base Rate Loans. If the Borrower fails to give timely notice requesting a conversion or continuation of a Eurodollar Rate Loan, such Eurodollar Rate Loan will be continued with an Interest Period of one month. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(b) Following receipt of a Loan Notice, the Administrative Agent will promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, as described in the preceding subsection. In the case of a Borrowing, each Lender will make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. If the Pre-Funding Date has been specified, the Administrative Agent shall make such funds available not later than 9:00 a.m. on the Business Day on which the Administrative Agent receives evidence that the conditions in Section 4.02 are satisfied (or waived).

(c) Following the Second Restatement Effective Date, the Borrower may require that Lenders transfer funds to the Administrative Agent in advance of the anticipated Closing Date set forth in the Loan Notice to hold in reserve pursuant to Section 2.02(d), by specifying, in the relevant Loan Notice, the date (the “Pre-Funding Date”) upon which Lenders shall deliver such funds to the Administrative Agent to be held in reserve (which requested Pre-Funding Date may be no earlier than three Business Days prior to the anticipated Closing Date set forth in the Loan Notice). In the event the Borrower specifies a Pre-Funding Date in a Loan Notice, then such Loan Notice shall be submitted not later than (i) 12:00 noon three Business Days prior to the Pre-Funding Date of any Borrowing of Eurodollar Rate Loans, and (ii) 10:00 a.m. on the Pre-Funding Date of any Borrowing of Base Rate Loans.

(d) If a Pre-Funding Date is specified in a Loan Notice, on the requested Pre-Funding Date, no later than 1:00 p.m., each Lender shall deliver to the Administrative Agent an amount equal to its Applicable Percentage of the Loans requested to be made on the Closing Date, by wire transfer of immediately available funds to the account of the Administrative Agent designated by it for such purpose by notice to the Lenders and each Lender hereby irrevocably authorizes the Administrative Agent to release such funds (the “Pre-Advanced Funds”) and use them to fund such Lender’s Applicable Percentage of the Loans on the Closing Date unless the Administrative Agent shall have received written notice from such Lender prior to 9:00 a.m. on the anticipated Closing Date set forth in the Loan Notice that any one or more of the conditions precedent in Section 4.02 has not been satisfied specifying both the conditions precedent that have not been satisfied and its objection thereto. The Pre-Advanced Funds shall be held in reserve by the Administrative Agent for the benefit of such Lender, upon the following terms:

(i) The Administrative Agent shall release the Pre-Advanced Funds only as follows: (A) the Administrative Agent shall release the Pre-Advanced Funds of each Lender to fund such Lender’s Applicable Percentage of the Loans on the Closing Date, without any further authorization from such Lender, or (B) if for any reason the Closing Date does not occur on or before 11:59 p.m. on the date that is two Business Days after the proposed Closing Date set forth in the Loan Notice, the Administrative Agent shall promptly return to each Lender the portion of the Pre-Advanced Funds delivered by such Lender. In the event any Pre-Advanced Funds remain in reserve at the time of expiration of the Aggregate Tranche A-2 Commitments, the Administrative Agent shall return to each Lender the portion of the Pre-Advanced Funds delivered by such Lenders.

(ii) The Administrative Agent shall hold the Pre-Advanced Funds in a non-interest bearing account with Bank of America.

(iii) It is understood and agreed that, except as set forth in Section 2.02(c), the

Borrower shall have no right, title or interest in any Pre-Advanced Funds, and shall have no right to give directions to the Administrative Agent with regard to investment, application or release of such funds or otherwise with respect to such funds. Whether or not the Closing Date occurs and whether or not Loans are made on the Closing Date, the Borrower agrees to pay to each Lender an amount (the “Pre-Funding Compensation Amount”) that is equal to the amount of interest that would have accrued hereunder on its Pre-Advanced Funds (at the rate(s) requested by the Borrower in the Loan Notice) if such Pre-Advanced Funds had been used to fund Loans on the Pre-Funding Date (or, if later, the date such funds were delivered to the Administrative Agent to be placed in reserve) and as if such Loans were outstanding for the period of time that such Pre-Advanced Funds remain in reserve. To the extent that a Lender’s Pre-Advanced Funds are used to fund its Applicable Percentage of Loans made on the Closing Date (x) such Loans shall be deemed to have been made by such Lender on the date that such Lender funded its Pre-Advanced Funds and having an Interest Period, if applicable, commencing on the Closing Date and (y) the Pre-Funding Compensation Amount shall be due and payable by the Borrower to such Lender on the first Interest Payment Date following the Closing Date (it being understood that the Pre-Funding Compensation Amount shall be without duplication of interest paid on the Loans). To the extent that all or any part of a Lender’s Pre-Advanced Funds are returned to such Lender for any reason and are not used to fund Loans, the Pre-Funding Compensation Amount shall be due and payable by the Borrower to such Lender within one Business Day after demand, together with any amount payable pursuant to Section 3.05.

(e) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of an Event of Default, no Loans may be converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

(f) The Administrative Agent will promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent will notify the Borrower and the Lenders of any change in the prime rate used in determining the Base Rate promptly following the public announcement of such change.

(g) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there will not be more than ten Interest Periods in effect with respect to Loans.

2.03 [Reserved].

2.04 [Reserved].

2.05 [Reserved].

2.06 Prepayments. The Borrower may, upon notice from it to the Administrative Agent, at any time or from time to time voluntarily prepay at the Borrower’s option either Tranche A-1 Loans or Tranche A-2 Loans in whole or in part without premium or penalty;

provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans will be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans will be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice will specify the date and amount of such prepayment, whether the Loans to be prepaid are Tranche A-1 Loans or Tranche A-2 Loans and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, it will make such prepayment and the payment amount specified in such notice will be due and payable on the date specified therein; provided that, subject to Section 3.05, such notice may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied and, in the case of such revocation, the Borrower shall not be required to make such prepayment and such prepayment amount shall cease to be due and payable. Any prepayment of a Eurodollar Rate Loan will be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment will be applied to the applicable Loans of the applicable Lenders in accordance with their respective Applicable Percentages and to the installments thereof as directed by the Borrower, or, in the absence of such direction, in direct order of maturity.

2.07 Termination or Reduction of Tranche A-2 Commitments. Ultimate Parent may, upon notice to the Administrative Agent prior to the Closing Date, permanently reduce (in whole or in part) at Ultimate Parent’s option, the Aggregate Tranche A-2 Commitments; provided that (i) any such notice will be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction will be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent will promptly notify the Tranche A-2 Lenders of any such notice of termination or reduction. Any such reduction will be applied to the Tranche A-2 Commitments of each Tranche A-2 Lender according to its Tranche A-2 Applicable Percentage. All fees accrued until the date of any such termination will be paid on the date of such termination. The Aggregate Tranche A-2 Commitments shall terminate automatically on the earliest of (a) the Outside Date and (b) the termination of the Merger Agreement in accordance with its terms.

2.08 Repayment of Loans. (a) The Borrower will repay to each Tranche A-1 Lender in equal consecutive quarterly installments, commencing on the end of the first quarter following the Original Closing Date and on the last Business Day of each June, September, December and March thereafter, an amount equal to 2.50% of the stated principal amount of the Tranche A-1 Loans funded by such Lender on the Original Closing Date (which amounts shall be reduced as a result of the application of prepayments in accordance with Section 2.06 of the Original Credit Agreement, the Amended Credit Agreement, the Existing Credit Agreement or

this Agreement), with the remaining balance thereof payable on the applicable Maturity Date; provided, however, that the final principal repayment installment of the Tranche A-1 Loans shall be repaid on the applicable Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A-1 Loans outstanding on such date.

(b) The Borrower will repay to each Tranche A-2 Lender in equal consecutive quarterly installments, commencing on the end of the first quarter following the Closing Date and on the last Business Day of each June, September, December and March thereafter, an amount equal to 2.50% of the stated principal amount of the Tranche A-2 Loans funded by such Lender on the Closing Date (which amounts shall be reduced as a result of the application of prepayments in accordance with Section 2.06 of the Existing Credit Agreement or this Agreement), with the remaining balance thereof payable on the applicable Maturity Date; provided, however, that the final principal repayment installment of the Tranche A-2 Loans shall be repaid on the applicable Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A-2 Loans outstanding on such date.

2.09 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan will bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan will bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws, payable on demand.

(c) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(d) Interest on each Loan will be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder will be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.10 Fees. (a) The Borrower shall pay (or cause to be paid) to the Administrative Agent for the account of each Tranche A-2 Lender (other than a Defaulting Lender) in accordance with its Tranche A-2 Applicable Percentage, ticking fees (the “Ticking Fees”) in US Dollars equal to 0.175% times the actual daily amount of undrawn Aggregate Tranche A-2 Commitment of such Tranche A-2 Lender. The Ticking Fee shall accrue from the Second Restatement Effective Date until the earlier of (x) the Closing Date and (y) the termination of the Aggregate Tranche A-2 Commitments and shall be due and payable in arrears on the earlier of (x) the Closing Date and (y) the date of termination of the Aggregate Tranche A-2 Commitments.

(b) The Borrower will pay or cause to be paid to the Arrangers and the Administrative Agent for their own respective accounts, in US Dollars, fees in the amounts and at the times specified in the Fee Letters. Such fees will be fully earned when paid and will not be refundable for any reason whatsoever.

(c) The Borrower will pay to the Lenders, in US Dollars, such fees as will have been separately agreed upon in writing in the amounts and at the times so specified. Such fees will be fully earned when paid and will not be refundable for any reason whatsoever.

2.11 Computation of Interest and Fees. All computations of interest for Base Rate Loans will be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest will be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest will accrue on each Loan for the day on which the Loan is made, and will not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made will, subject to Section 2.13(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder will be conclusive and binding for all purposes, absent manifest error.

2.12 Evidence of Debt. The Loans made by each Lender will be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender will be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so will not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. The Administrative Agent will provide to the Borrower or Ultimate Parent, upon their request, a statement of Loans, payments and other transactions pursuant to this Agreement. Such statement will be deemed correct, accurate, and binding on the Borrower (except for corrections and errors discovered by the Administrative Agent), unless the Borrower or Ultimate Parent notifies the Administrative Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower or Ultimate Parent, only the items to which exception is expressly made will be considered to be disputed by the Borrower. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent will control in the absence of manifest error. Upon the request of any Lender to the Borrower and Ultimate Parent made through the Administrative Agent, the Borrower will execute and deliver to such Lender (through the Administrative Agent) a Note, which will evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

2.13 Payments Generally. (a) General. All payments to be made by the Borrower will be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder will be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in US Dollars and in Same Day Funds not later than 1:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender (which is not a Defaulting Lender) its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 1:00 p.m. will be deemed received on the next succeeding Business Day and any applicable interest or fee will continue to accrue. If any payment to be made by the Borrower will come due on a day other than a Business Day, payment will be made on the next following Business Day, except (i) as otherwise set forth in the definition of Interest Period, or (ii) that no payment will extend past the applicable Maturity Date, and such extension of time will be reflected in computing interest or fees, as the case may be.

(b) Funding by Lenders; Presumption by Administrative Agent. (i) Unless the Administrative Agent will have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender will pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent will promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid will constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower will be without prejudice to any claim the Borrower may have against a Lender that will have failed to make such payment to the Administrative Agent.

(ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent will have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) will be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Tranche A-2 Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Section 4.02 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent will return such funds (in like funds as received from such Lender) to such Lender.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Section 11.04(c) on any date required hereunder will not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender will be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).

(e) Funding Source. Nothing herein will be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.14 Sharing of Payments by Lenders. If any Lender will, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion will (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as will be equitable, so that the benefit of all such payments will be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations will be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section will not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant.

For purposes of this Section 2.14, any calculation of pro rata shares of Loans will be determined on the basis of the aggregate principal amount of all Loans then outstanding.

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.15 [Reserved].

2.16 [Reserved].

2.17 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as Ultimate Parent may request (so long as no Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and Ultimate Parent, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender, against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.02 of the Original Credit Agreement (in the case of the Tranche A-1 Loans) and

Section 4.02 of the Existing Credit Agreement (in the case of the Tranche A-2 Loans) were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. That Defaulting Lender shall not be entitled to receive any Ticking Fee pursuant to Section 2.10(a) (and the Loan Parties shall not be required to pay any Ticking Fee that otherwise would have been required to have been paid to that Defaulting Lender (nor shall any Ticking Fee that otherwise would have accrued with respect to that Defaulting Lender accrue)) for any period during which that Lender is a Defaulting Lender.

(iv) No Default. Operation of the allocations provided in clause (ii) above shall not be deemed to result in a default of the Borrower’s or any other Loan Party’s obligations to a Defaulting Lender under this Agreement or any other Loan Document.

(b) Defaulting Lender Cure. If Ultimate Parent and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the date such confirmation is so received or the effective date specified in such notice (and subject to any conditions set forth therein), as applicable, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, together with any payments reasonably determined by the Administrative Agent to be necessary to compensate the non-Defaulting Lenders for any loss, cost or expense of the type described in Section 3.05 (all of which purchases are hereby consented to by Ultimate Parent and each Lender) whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Ultimate Parent or the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III.

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any

Taxes. If, however, applicable Laws require any Withholding Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by such Withholding Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If any Withholding Agent shall be required by applicable Law to withhold or deduct any Taxes, including both United States federal backup withholding and withholding Taxes, from any payment, then (A) the Withholding Agent shall withhold or make such deductions as are determined by the Withholding Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Withholding Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by such Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including withholding or deductions applicable to additional sums payable under this Section 3.01) the Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws, except for Other Taxes resulting from an assignment by any Lender pursuant to Section 11.06(b), which assignment is not at the request of Ultimate Parent pursuant to Section 11.13.

(c) Tax Indemnifications. (i) Without limiting or duplication of the provisions of subsection (a) or (b) above, each Loan Party shall, and does hereby, indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within 20 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Lender and the Administrative Agent agrees to give written notice to the Borrower and Ultimate Parent of the assertion of any claim against such Lender or the Administrative Agent, as the case may be, relating to such Indemnified Taxes no later than 180 days after the principal officer of such party responsible for administering this Agreement obtains knowledge thereof. Each Loan Party shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (ii) of this subsection after the Administrative Agent has exercised such remedies provided in clause (ii) of this subsection as the Administrative Agent in its good faith discretion determines to be appropriate. A certificate as to the amount of any such payment or liability delivered to the Borrower and Ultimate Parent by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. The indemnities provided by Ultimate Parent under this subsection (c) shall be limited to, and only provided in respect of (A) Indemnified Taxes attributable to payments made by, or on account of, any obligation of any Loan Party in respect of or relating to Tranche A-1 Loans and (B) where the amounts which a Lender for any reason fails to pay to the Administrative Agent pursuant to clause (ii) of this subsection are attributable or related to Tranche A-1 Loans. No indemnity shall be provided by Ultimate Parent under, in connection with or in respect of, Tranche A-2 Loans or payments or non-payments in respect thereof.

(ii) Without limiting the provisions of subsection (a) or (b) above, each Lender shall, and does hereby, indemnify the Loan Parties and the Administrative Agent, and shall make payment in respect thereof within 20 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Loan Parties or the Administrative Agent) incurred by or asserted against the Loan Parties or the Administrative Agent by any Governmental Authority as a result of the failure by such Lender to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender to the Borrower, Ultimate Parent or the Administrative Agent pursuant to subsection (e). Each Lender hereby authorizes the Administrative Agent (on its own behalf or on behalf of such Lender) to set off and apply any and all amounts (including interest and fees) at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d) Evidence of Payments. Upon request by the Borrower, Ultimate Parent or the Administrative Agent, as the case may be, after any payment of Taxes by the Loan Parties or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower or Ultimate Parent shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower or Ultimate Parent, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to Ultimate Parent or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation. (i) Each Lender and the Administrative Agent shall deliver to the Borrower, Ultimate Parent and to the Administrative Agent (if applicable), if reasonably requested by the Borrower, Ultimate Parent or the Administrative Agent in writing, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower, Ultimate Parent or the Administrative Agent, as the case may be, to determine (A) whether or not payments made by the Loan Parties hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) the entitlement of such Lender or the Administrative Agent to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Person by the Loan Parties pursuant to this Agreement or otherwise to establish such Person’s status for withholding tax purposes in the applicable jurisdictions. Notwithstanding anything to the contrary in this Section 3.01(e), the completion, execution and submission of the documentation referred to in this Section 3.01(e) (other than such documentation set forth in Sections 3.01(e)(ii)(A), (ii)(B)(I), (ii)(B)(II), (ii)(B)(III), (ii)(B)(IV) and 3.01(g)) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender or Administrative Agent that is a US Person shall, on or prior to the date it becomes a party to this Agreement (and from time to time thereafter upon the expiration, obsolescence or invalidity of any form, documentation or information previously delivered pursuant to this clause (A)), deliver to the Borrower and the Administrative Agent two properly completed and executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will establish its exemption from backup withholding; and

(B) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Foreign Lender under this Agreement (and from time to time thereafter upon the expiration, obsolescence or invalidity of any form, documentation or information previously delivered pursuant to this clause (B), or upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), two of whichever of the following is applicable:

(I)	properly completed and executed originals of IRS Form W-8BEN or W-8BEN-E (or successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II)	properly completed and executed originals of IRS Form W-8ECI or W-8EXP (or successor form),

(III)

to the extent a Foreign Lender is not the beneficial owner of such payments, properly completed and executed originals of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (or successor form), and all required supporting documentation, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership for U.S. federal income tax purposes and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide certification documents on behalf of each such direct and indirect partner,

(IV)	in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1, J-2, J-3 or J-4, as applicable, and (y) properly completed and executed originals of IRS Form W-8BEN or W-8BEN-E (or successor form), or

(V)	properly completed and executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(iii) Each Lender and the Administrative Agent shall promptly (A) notify the Borrower, Ultimate Parent and the Administrative Agent (if applicable) of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be disadvantageous to it, in the reasonable judgment of such Person, and as may be reasonably necessary (including, in the case of any Lender, the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that any Loan Party or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Person.

(iv) The Borrower shall promptly deliver to the Administrative Agent or any Lender, as the Administrative Agent or such Lender shall reasonably request in writing, in a timely fashion after the Third Restatement Effective Date, such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by the Borrower, as are required to be furnished by such Lender or the Administrative Agent under such Laws in connection with any payment by the Administrative Agent or any Lender of Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If the Administrative Agent or any Lender determines, in its sole discretion reasonably exercised in good faith, that it has received a refund (including, for this purpose, a credit in lieu of a refund) of any Taxes or Other Taxes as to which it has been indemnified by the Loan Parties or with respect to which a Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Loan Party to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Loan Parties or any other Person.

(g) Additional Withholding Documentation. If a payment made to a Lender under this Agreement may be subject to United States federal withholding Tax under FATCA, such Lender shall deliver to the Borrower, Ultimate Parent and the Administrative Agent, at the time or times prescribed by applicable Law and at such time or times reasonably requested by the Borrower, Ultimate Parent or the Administrative Agent, such documentation prescribed by applicable Law and such additional documentation reasonably requested by the Borrower, Ultimate Parent or the Administrative Agent to comply with its withholding obligations, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this subsection (g), “FATCA” shall include any amendments made to FATCA after the Second Restatement Effective Date.

(h) Defined Terms. For purposes of this Section 3.01, the term “applicable Law” includes FATCA.

(i) VAT.

(i) All amounts set out or expressed in a Loan Document to be payable by any party to the Administrative Agent or any Lender that (in whole or in part) constitute the consideration for a supply for VAT purposes shall, except as otherwise agreed by the Administrative or such Lender, as applicable, be deemed to be exclusive of any VAT that is chargeable on such supply. Subject to paragraph (ii) below, if VAT is or becomes chargeable on any supply made by the Administrative Agent or any Lender to any party under a Loan Document, such party shall pay to the Administrative Agent or such Lender, as applicable (in addition to and at the same time as paying any other consideration for such supply), an amount equal to the amount of such VAT (and the Administrative Agent or such Lender, as applicable, shall have delivered to such party an invoice complying with the applicable legal requirements) unless such party is obligated by law to account directly to the applicable Governmental Authority for such VAT or the Administrative Agent or such Lender, as applicable, has reasonably determined that it is entitled to a refund or credit in respect of the amount of such VAT.

(ii) If VAT is or becomes chargeable on any supply made by the Administrative Agent or any Lender (the “VAT Supplier”) to any other Lender (the “VAT Recipient”) under a Loan Document, and any party other than the VAT Recipient (the “VAT Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the VAT Supplier (rather than being required to reimburse or indemnify the VAT Recipient in respect of that consideration), then: (x) in the case where the VAT Supplier is the Person required to account to the relevant tax authority for the VAT, the VAT Relevant Party shall also pay to the VAT Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT and the VAT Recipient shall (where the immediately foregoing clause (x) applies) promptly pay to the VAT Relevant Party an amount equal to any credit or repayment the VAT Recipient receives from the relevant Governmental Authority which the VAT Recipient reasonably determines relates to the VAT chargeable on that supply; and (y) in the case where the VAT Recipient is the Person required to account to the relevant Governmental Authority for the VAT, the VAT Relevant Party shall promptly, following demand from the VAT Recipient, pay to the VAT Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the VAT Recipient reasonably determines that it is not entitled to credit or repayment from the relevant Governmental Authority in respect of that VAT.

(iii) Where a Loan Document requires any party to reimburse or indemnify the Administrative Agent or any Lender for any cost or expense, such party shall reimburse or indemnify (as the case may be) the Administrative Agent or such Lender, as applicable, for the full amount of such cost or expense, including such part thereof as represents VAT, except to the extent that the Administrative Agent or Lender, as applicable, reasonably determines that it, or any company of its group, is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(iv) Any reference in paragraphs (i) through (iii) above to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the Value Added Tax Act 1994) or otherwise to a person treated as making or (as appropriate) receiving the supply under the grouping rules provided for in Article 11 of the council directive 2006/112/EEC on the common system of value added tax.

(v) In relation to any supply made by the Administrative Agent or any Lender to any party under a Loan Document, if reasonably requested by the Administrative Agent or such Lender, as applicable, such party must promptly provide the Administrative Agent or such Lender, as applicable, with details of such party’s VAT registration and such other information as is reasonably requested in connection with the VAT reporting requirements of the Administrative Agent or such Lender, as applicable, in relation to such supply.

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans in US Dollars or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, US Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower and Ultimate Parent through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans will be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent, the Borrower and Ultimate Parent that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower will, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all such Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower will also pay accrued interest on the amount so prepaid or converted.

3.03 Inability to Determine Rates. If the Required Tranche A-1 Lenders or the Required Tranche A-2 Lenders, as applicable, determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) US Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower, Ultimate Parent and each applicable Lender. Thereafter, (x) the obligation of the applicable Lenders to make or maintain Eurodollar Rate Loans will be suspended and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

3.04 Increased Costs; Additional Reserve Requirements.

(a) Increased Costs Generally. If any Change in Law will:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e));

(ii) subject any Lender to any Tax with respect to this Agreement or any Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing will be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or liquidity or on the capital or liquidity of such Lender’s holding company as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender could have achieved but for such Change in Law (taking into consideration such Lender’s policies with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower and Ultimate Parent will be conclusive absent manifest error. The Borrower will pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section will not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower will not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than three months prior to the date that such Lender notifies the Borrower and Ultimate Parent of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above will be extended to include the period of retroactive effect thereof).

(e) Additional Reserve Requirements. The Borrower shall pay to each Lender, (i) as long as such Lender shall be required by a central banking or financial regulatory authority with regulatory authority over such Lender to maintain reserves with respect to liabilities or assets consisting of or including Eurodollar funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocable to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurodollar Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan; provided, that the Borrower and Ultimate Parent shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender with a reasonably detailed explanation of the regulatory requirements imposing such costs and a calculation of the allocation of such costs to the relevant Loan or Commitment. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of a proper notice. Notwithstanding the foregoing, if any reserves described in this clause (e) are based upon the financial strength or creditworthiness of a Lender, for the purposes of calculating the actual costs of a Lender with respect to such reserves, each such Lender shall be deemed to be in the highest applicable category of financial strength or creditworthiness.

(f) Certain Agreements. With respect to amounts due under this Section 3.04 as a result of any Change in Law, the claim for additional amounts shall be generally consistent with such Lender’s treatment of customers of such Lender that such Lender considers, in its reasonable discretion, to be similarly situated as the Borrower and having generally similar provisions in their credit agreements with such Lender.

3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower will promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

(c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower or Ultimate Parent pursuant to Section 11.13.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender will be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Loan Parties are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 (other than additional amounts arising from VAT), or if any Lender gives a notice pursuant to Section 3.02, then such Lender will use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Loan Parties hereby agree to pay all reasonable costs and expenses incurred by any Lender (but in the case of Ultimate Parent, a Tranche A-1 Lender only) in connection with any such designation or assignment.

(b) Replacement of Lenders. In the event (i) any Lender requests compensation under Section 3.04, (ii) the Loan Parties are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 (other than additional amounts arising from VAT), (iii) any Lender becomes a Defaulting Lender or (iv) any Lender refuses to consent to any amendment, waiver or other modification of this Agreement or any other Loan Document requested by the Borrower or Ultimate Parent that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, then the Borrower or Ultimate Parent may replace such Lender in accordance with Section 11.13. Each Lender hereby grants to Ultimate Parent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment in full of such Lender’s interests hereunder (including, subject to Section 2.17(a)(iii), the payment of accrued Ticking Fees) solely in the event that such Lender becomes a Defaulting Lender prior to the Closing Date. Ultimate Parent shall notify the Administrative Agent in advance of any exercise of the power of attorney referenced in the preceding sentence.

3.07 Survival. All of the Loan Parties’ obligations under this Article III will survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV.

CONDITIONS PRECEDENT

4.01 Conditions to Third Amendment and Restatement. The effectiveness of this Agreement is subject solely to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 of the Third Amendment Agreement, and upon satisfaction (or waiver) of such conditions, the amendment and restatement of the Existing Credit Agreement in the form of this Agreement shall be effective.

4.02 Prior Conditions to Tranche A-2 Loans Borrowing. The obligation of each Tranche A-2 Lender to make its Tranche A-2 Loans under the Existing Credit Agreement on the Closing Date was subject solely to satisfaction (or waiver) of the following conditions precedent, and upon satisfaction (or waiver) of such conditions each Tranche A-2 Lender made its Tranche A-2 Loans under the Existing Credit Agreement on the Closing Date:

(a) The Administrative Agent’s receipt of the following, each of which may be delivered by facsimile or other electronic transmission (including “pdf” and “tif”), followed promptly after the Closing Date by originals unless otherwise specified, each properly executed by a Responsible Officer of the applicable Loan Parties, and each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date); provided that the delivery of any originals was not a condition precedent to the amendment and restatement of the Amended Credit Agreement in the form of the Existing Credit Agreement on the Closing Date:

(i) A Subsidiary Guarantor Counterpart, executed by a Responsible Officer of Intermediate Parent;

(ii) Tranche A-2 Notes executed by the Borrower in favor of each Tranche A-2 Lender requesting a Tranche A-2 Note at least two Business Days prior to the Closing Date;

(iii) a certificate signed by a Responsible Officer of each of Intermediate Parent, Actavis and the Borrower (A) certifying and attaching the resolutions adopted by such Person authorizing the execution and delivery of the Second Amendment Agreement and the Notes, if applicable, and the performance of the Second Amendment Agreement, the Existing Credit Agreement and the Notes, if applicable, (B) certifying as to the incumbency and specimen signature of each Responsible Officer executing the Second Amendment Agreement and the Notes, if applicable, (C) attaching a good standing certificate (or the local equivalent) and a certificate of incorporation (or the local equivalent) evidencing that such Person is validly existing and in good standing (or the local equivalent) in its jurisdiction of organization, (D) certifying and attaching a true and complete copy of the Organization Documents of such Person and (E) in the case of the certificate of Intermediate Parent only, certifying that the conditions specified in Sections 4.02(b), (c) and (d) have been satisfied on and as of the Closing Date, in the form attached as Exhibit G hereto;

(iv) an executed legal opinion of (A) Latham & Watkins LLP, special New York counsel for the Loan Parties, addressed to the Administrative Agent and each Tranche A-2 Lender and dated the Closing Date, substantially in the form attached as Exhibit H-1 to the Amended Credit Agreement, modified to reflect the Transactions, (B) Greenberg Traurig LLP, special Nevada counsel for Actavis, addressed to the Administrative Agent and each Tranche A-2 Lender and dated the Closing Date, substantially in the form attached as Exhibit H-2 to the Amended Credit Agreement, modified to reflect the Transactions, (C) Loyens & Loeff Avocats S.à r.l., special Luxembourg counsel for the Borrower, addressed to the Administrative Agent and each Tranche A-2 Lender and dated the Closing Date, substantially in the form attached as Exhibit H-4 to the Amended Credit Agreement, modified to reflect the Transactions and (D) Conyers Dill & Pearman, special Bermuda counsel for Intermediate Parent, addressed to the Administrative Agent and each Lender and dated the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent;

(v) a certificate as to the financial condition and Solvency of Ultimate Parent and its Subsidiaries (on a consolidated basis, after giving effect to the Transactions), in the form attached as Exhibit I hereto; and

(vi) the receipt of any Loan Notices in accordance with the requirements hereof.

(b) Since February 17, 2014, there shall not have occurred a “Company Material Adverse Effect” under the Merger Agreement.

(c) The Acquisition shall have been or shall be, substantially simultaneously with the borrowings of the Tranche A-2 Loans, consummated in accordance with the terms of the Merger Agreement without giving effect to any amendments, modifications, supplements, waivers or consents thereto by Ultimate Parent, Tango US Holdings Inc., Merger Sub 1 or Merger Sub 2 that are materially adverse to the interests of the Tranche A-2 Lenders and not approved by the Arrangers (which approval shall not be unreasonably withheld, conditioned or delayed). It is understood and agreed that (1)(A) no increase in consideration shall be deemed to be materially adverse to the interests of the Tranche A-2 Lenders so long as such increase is not funded with the proceeds of (x) any equity issuance of Ultimate Parent or (y) Indebtedness that would cause the Consolidated Leverage Ratio on a pro forma basis after giving effect to the Transactions, to exceed 4.25:1.00 and (B) a decrease in the “Cash Election Consideration” (as defined in the Merger Agreement) of 20% or less shall not be deemed to be materially adverse to the interests of the Tranche A-2 Lenders and (2) any amendment to the definition of “Company Material Adverse Effect” shall be deemed materially adverse to the interests of the Tranche A-2 Lenders.

(d) The Specified Representations shall be true and correct. For the avoidance of doubt, if the conditions set forth in this Section 4.02 are satisfied, the absence of any Default shall not be a condition precedent to the Borrowing hereunder.

(e) All fees due to the Arrangers and the Lenders pursuant to the Joint Fee Letter and, to the extent invoiced at least two Business Days prior to the Closing Date, all reasonable and documented expenses to be paid or reimbursed to the Administrative Agent and the Arrangers on or prior to the Closing Date pursuant to the Commitment Letter, shall have been paid, in each case from the proceeds of the Tranche A-2 Loans.

(f) To the extent requested at least seven days prior to the Closing Date by any Tranche A-2 Lender through the Administrative Agent, the Borrower shall have delivered the documentation and other information with respect to the Borrower to the Administrative Agent and the Lenders that is required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the Patriot Act, prior to the Closing Date.

Without limiting the generality of the provisions of Section 10.04, for purposes of determining compliance with the conditions specified in this Section 4.02, each Tranche A-2 Lender will be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Tranche A-2 Lender unless the Administrative Agent will have received notice from such Tranche A-2 Lender prior to the proposed Closing Date specifying its objection thereto. The Administrative Agent promptly notified Ultimate Parent, Intermediate Parent, Actavis, the Borrower and the Lenders of the Closing Date in writing, and such notice shall be conclusive and binding.

For the avoidance of doubt, the conditions in this Section 4.02 shall not be conditions to the funding of each Lender’s Applicable Percentage of the Loans on the Pre-Funding Date, but shall be conditions to the Administrative Agent making such funds available to the Borrower.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

Each of Ultimate Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that on the Third Restatement Effective Date (or, in the case of any of the following that is made solely as of any specific date, such specific date):

5.01 Existence, Qualification and Power. Ultimate Parent, Intermediate Parent, the Borrower and each Material Subsidiary (a) is duly organized or formed, validly existing and in good standing (or the local equivalent) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and in good standing (or the local equivalent) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except, in the case referred to in clause (a) with respect to any non-Loan Party only and in each case referred to in clause (b)(i) or (c), to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Material Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (c) violate any Law, except, in each case referred to in clause (b) or (c), to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.03 Material Governmental Authorization. Other than any filings with the SEC and any approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document to which it is a party, except those approvals, consents, exemptions, authorizations, actions, notices and filings the failure of which to obtain, take, give or make, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.04 Binding Effect. The Third Amendment Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable Debtor Relief Laws and the effect of general principles of equity, whether applied by a court of law or equity.

5.05 Material Adverse Effect. As of the Third Restatement Effective Date, since December 31, 2013, except for events and circumstances disclosed in any SEC Documents, in each case filed or furnished and publicly available after January 1, 2014 and before the Third Restatement Effective Date (but excluding any disclosure in the “Risk Factors” or “Forward-Looking Statements” sections of any SEC Document and similar statements included in any SEC Document that are solely forward looking in nature) there has been no event or circumstance that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

5.06 Litigation. (a) There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Ultimate Parent, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Ultimate Parent or any of its Subsidiaries or against any of their respective properties that (i) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (ii) except as specifically disclosed in any SEC Documents filed or furnished and publicly available on or before the Third Restatement Effective Date (but excluding any disclosure in the “Risk Factors” or “Forward-Looking Statements” sections of any SEC Document and similar statements included in any SEC Document that are solely forward looking in nature) or on Schedule 5.06, individually or in the aggregate, if determined adversely, would reasonably be expected to have a Material Adverse Effect.

(b) There is no court order (by any court of competent jurisdiction) in effect on the Closing Date enjoining the Tranche A-2 Lenders from making the Tranche A-2 Loans hereunder.

5.07 No Default. Neither Ultimate Parent nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.08 Ownership of Property. Each of Ultimate Parent and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.09 Environmental Compliance. Ultimate Parent and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof Ultimate Parent has reasonably concluded that such Environmental Laws and claims would not, except as specifically disclosed in any SEC Documents (but excluding any disclosure in the “Risk Factors” or “Forward-Looking Statements” sections of any SEC Document and similar statements included in any SEC Document that are solely forward looking in nature) filed or furnished and publicly available on or before the Third Restatement Effective Date, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.10 Solvency. Ultimate Parent and its Subsidiaries, on a consolidated basis, were Solvent on the Second Restatement Effective Date after giving effect to the Transactions.

5.11 Insurance. Ultimate Parent, Intermediate Parent, the Borrower and the Material Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts (after giving effect to any self-insurance), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Ultimate Parent, Intermediate Parent, the Borrower or the applicable Material Subsidiary operates.

5.12 Taxes. Ultimate Parent, Intermediate Parent, the Borrower and the Material Subsidiaries have filed or caused to be filed all material federal, state and other Tax returns and reports required to be filed by them, and have paid all material federal, state and other Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

5.13 Patriot Act. The condition specified in Section 4.02(f) has been satisfied.

5.14 ERISA. (a) Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Plan is in compliance in all respects with the applicable provisions of ERISA, the Code and other Federal or state Laws and (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of Ultimate Parent, as of the Third Restatement Effective Date, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b) There are no pending or, to the best knowledge of Ultimate Parent, threatened claims, actions or lawsuits, or action by any Governmental Authority with respect to any Plan that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect; and (ii) except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither Ultimate Parent nor any ERISA Affiliate has incurred any material liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (B) neither Ultimate Parent nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (C) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan or Multiemployer Plan; and (D) Ultimate Parent and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained.

5.15 OFAC. (a) None of Ultimate Parent, Intermediate Parent, the Borrower or any Guarantor (or any officer or director of Ultimate Parent, Intermediate Parent, the Borrower or any Guarantor), or any other Subsidiary, is a Sanctioned Person.

(b) No Loan, nor the proceeds from any Loan, has been or will be lent, contributed, provided or otherwise made available for the purpose of funding any activity or business in any Sanctioned Country or for the purpose of funding any activity or business of or with any Sanctioned Person, or in any other manner, in each case as has or will result in any violation by any Lender, any Arranger, any Amendment Arranger or the Administrative Agent of any Sanctions.

5.16 Subsidiaries; Equity Interests. As of the Second Restatement Effective Date, Ultimate Parent has no Subsidiaries other than those specifically disclosed in Schedule 5.16, and all of the outstanding Equity Interests in the Material Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by Ultimate Parent in the amounts specified on Schedule 5.16 free and clear of all Liens (other than any Liens permitted under Section 7.01).

5.17 Margin Regulations; Investment Company Act. (a) The Borrower is not engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States), or extending credit for the purpose of purchasing or carrying margin stock.

(b) No Loan Party is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.18 Disclosure. All written information (other than projected financial information and information of a general economic or general industry nature) that has been made available to the Arrangers or the Amendment Arrangers or any of the Lenders by or on behalf of Ultimate Parent, Intermediate Parent, the Borrower, any other Loan Party or any of their representatives, taken as a whole, in connection with any aspect of the Third Restatement, the Allergan Acquisition and the related transactions is, when taken as a whole, complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading (in each case after giving effect to all supplements and updates provided thereto on or prior to the Third Restatement Effective Date); provided that, with respect to projected financial information, Ultimate Parent, Intermediate Parent, the Borrower and the other Loan Parties represent only that such information was prepared in good faith based upon reasonable assumptions that are believed by the preparer thereof to be reasonable at the time made and at the time such projected financial information is delivered to the Arrangers or the Amendment Arrangers or any of the Lenders; it being understood and agreed that such projected financial information is not to be viewed as facts and that actual results during the period or periods covered by any such projected financial information may differ significantly from the projected results, and no assurance can be given that the projected results will be realized. Solely as they relate to matters with respect to the Acquired Business and its Subsidiaries or the Allergan Acquired Business and its Subsidiaries, the foregoing representations and warranties are made to the best of Ultimate Parent’s knowledge.

5.19 Compliance with Laws. Each of Ultimate Parent, Intermediate Parent, the Borrower and each Material Subsidiary is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.20 Intellectual Property; Licenses, Etc. Ultimate Parent and its Subsidiaries own, or possess the right to use, without conflict with the rights of any other Person, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) with respect to which the failure to possess or have the right to use or the presence of a conflict with the rights of any other Person

(other than with respect to any litigation arising under Section 505(j)(3)(A)(vii)(iv) of the Federal Food, Drug and Cosmetic Act of 1938) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the best knowledge of Ultimate Parent, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Ultimate Parent or any Subsidiary infringes upon any rights held by any other Person, except where such infringement would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of Ultimate Parent, threatened, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.21 Financial Statements. The Audited Financial Statements, and the unaudited consolidated balance sheets of Ultimate Parent and its Subsidiaries, and the related unaudited consolidated statements of operations and comprehensive income of Ultimate Parent and its Subsidiaries, as of and for the fiscal quarters and portions of the fiscal year ended March 31, 2014, June 30, 2014 and September 30, 2014, and the related unaudited consolidated statements of cash flows of Ultimate Parent and its Subsidiaries for such portions of such fiscal year, have been prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present, in all material respects, the consolidated financial condition of Ultimate Parent and its Subsidiaries at such dates and the consolidated results of their operations and cash flows for such periods (subject in the case of such unaudited financial statements, to the absence of footnotes and to year-end audit adjustments).

5.22 Existing Third Party Indebtedness. Schedule 5.22 hereto sets forth, as of the Third Restatement Effective Date, all outstanding third party Indebtedness for borrowed money (including obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments) of Ultimate Parent or any of its Subsidiaries that is in an aggregate principal amount in excess of $200,000,000, and indicates the primary obligors and guarantors in respect thereof.

5.23 Choice of Law Provisions. The choice of law provisions set forth in Section 11.14 are legal, valid and binding under the Laws of Ireland, Bermuda, Luxembourg and each other jurisdiction in which any Loan Party that is a Foreign Subsidiary is organized, and Ultimate Parent knows of no reason why the courts of Ireland, Bermuda, Luxembourg or any such other jurisdiction will not give effect to the choice of law of the State of New York as the proper law, other than through the exercise by any such court of discretionary powers under general principles of equity or public policy limitations in each case not specifically relating to such provisions. Ultimate Parent has the legal capacity to sue and be sued in its own name under the Laws of Ireland, Intermediate Parent has the legal capacity to sue and be sued in its own name under the Laws of Bermuda, each of the Borrower and Actavis SCS has the legal capacity to sue and be sued in its own name under the Laws of Luxembourg and each other Loan Party that is a Foreign Subsidiary has the legal capacity to sue and be sued in its own name under the Laws of its jurisdiction of formation, incorporation or organization, as applicable. Each of Ultimate Parent and each Loan Party that is a Foreign Subsidiary has the power to submit, and has irrevocably submitted, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and such irrevocable submission and the waiver by Ultimate Parent and each Loan Party that is a Foreign Subsidiary of any immunity and any objection to the venue of the proceedings in such Federal or state court are legal, valid and binding obligations of such Loan Party, and Ultimate Parent knows of no reason why the courts of Ireland, Bermuda, Luxembourg or any other jurisdiction where any Loan Party that is a Foreign Subsidiary is organized would not give effect to such submission and waivers, other than through the exercise by any such court of discretionary powers under general principles of equity or based on public policy limitations in each case not specifically relating to such submission and waivers. Each of Ultimate Parent and each Loan Party that is a Foreign Subsidiary has validly and irrevocably appointed Actavis as its authorized agent for the purpose described in Section 11.14. Service of process in the manner set forth in Section 11.14 will be effective to confer valid personal jurisdiction over Ultimate Parent and each Loan Party that is a Foreign Subsidiary, and Ultimate Parent knows of no reason why the courts in Ireland, Bermuda, Luxembourg or any other jurisdiction where any Loan Party that is a Foreign Subsidiary is organized will not recognize as valid and final, or will not enforce, any final and conclusive judgment against Ultimate Parent or any Loan Party that is a Foreign Subsidiary obtained in any such Federal or state court arising out of or in relation to the obligations of Ultimate Parent or such Loan Party under the Loan Documents, other than through the exercise by any such court of discretionary powers under general principles of equity or public policy limitations in each case not specifically relating to jurisdictional matters (including consent to service of process provisions).

5.24 No Immunity. Each of Ultimate Parent and each Loan Party that is a Foreign Subsidiary is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party, and the execution, delivery and performance by Ultimate Parent and such Loan Party of this Agreement and any other Loan Documents to which it is a party constitute and will constitute private and commercial acts and not public or governmental acts. None of Ultimate Parent, any Loan Party that is a Foreign Subsidiary or any of their properties has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the Laws of the jurisdiction in which such Person is organized and existing in respect of its obligations under this Agreement and any other Loan Documents to which it is a party.

5.25 Proper Form; No Recordation. With respect to Ultimate Parent and each Loan Party that is a Foreign Subsidiary, this Agreement and each other Loan Document to which it is a party are in proper legal form under the Laws of the jurisdiction in which such Loan Party is organized and existing for the enforcement thereof against such Loan Party under the Laws of such jurisdiction and to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement and such other Loan Documents. It is not necessary, in order to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement or any other Loan Document to which Ultimate Parent or any Loan Party that is a Foreign Subsidiary is party, that this Agreement or such other Loan Document be filed, registered or recorded with, or executed or notarized before, any court or other Governmental Authority in the jurisdiction in which such Loan Party is organized and existing or that any registration charge or stamp or similar Tax be paid on or in respect of this Agreement or any such other Loan Document, except for (a) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the applicable Loan Document is sought to be enforced and (b) any charge or Tax as has been timely paid by Ultimate Parent or such Loan Party.

ARTICLE VI.

AFFIRMATIVE COVENANTS

So long as any Loan or other Obligation hereunder will remain unpaid or unsatisfied, then Ultimate Parent, Intermediate Parent, the Borrower and the other Loan Parties will, and will (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Material Subsidiary to:

6.01 Financial Statements. Deliver to the Administrative Agent (which will make available copies to each Lender):

(a) as soon as available, but in any event within 90 days after the end of each Fiscal Year of Ultimate Parent (commencing with the Fiscal Year ending December 31, 2014), a consolidated balance sheet of Ultimate Parent and its Subsidiaries as of the end of such Fiscal Year, and the related consolidated statements of operations, comprehensive income and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or another independent public registered accounting firm of recognized national standing, which report and opinion will be prepared in accordance with audit standards of the Public Company Accounting Oversight Board and will not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of material misstatement in accordance with GAAP; and

(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each Fiscal Year of Ultimate Parent (commencing with the first fiscal quarter ending after the Second Restatement Effective Date), a consolidated balance sheet of Ultimate Parent and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated statements of operations, comprehensive income and cash flows for such fiscal quarter and for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, certified by the chief financial officer or the vice president and controller of Ultimate Parent as fairly presenting, in all material respects, the consolidated financial condition of Ultimate Parent and its Subsidiaries as of the end of such fiscal quarter and the consolidated results of their operations and cash flows for such periods, subject only to normal year-end audit adjustments and the absence of footnotes.

As to any information contained in materials furnished pursuant to Section 6.02(b), Ultimate Parent will not be separately required to furnish such information under clause (a) or (b) above, but the foregoing will not be in derogation of the obligation of Ultimate Parent to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.

6.02 Certificates; Other Information. Deliver to the Administrative Agent (who will distribute copies to the Lenders), in form and detail reasonably satisfactory to the Administrative Agent:

(a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Ultimate Parent (which delivery may, unless the Administrative Agent requests executed originals, be by electronic communication, including fax or email, and shall be deemed to be an original authentic counterpart thereof for all purposes);

(b) promptly, after the same are available, copies of each proxy statement sent to the shareholders of Ultimate Parent and copies of all annual, regular, periodic and special reports and registration statements which Ultimate Parent may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(c) promptly, and in any event within five Business Days after receipt thereof by Ultimate Parent or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of Ultimate Parent or any Subsidiary thereof to the extent that any such notice or other correspondence would be required to be disclosed in a Form 8-K filing with the SEC; and

(d) promptly following request, such additional information regarding the business, financial or corporate affairs of Ultimate Parent or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) or (c) (to the extent any such documents are included in materials otherwise filed with the SEC or comparable agency in any applicable non-U.S. jurisdiction) may be delivered electronically and if so delivered, will be deemed to have been delivered on the date (i) on which Ultimate Parent posts such documents, or provides a link thereto on Ultimate Parent’s website on the Internet at the website address listed on Schedule 11.02, or (ii) on which such documents are posted on Ultimate Parent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) Ultimate Parent shall deliver paper copies of such documents to the Administrative Agent who will distribute copies to any Lender that requests Ultimate Parent to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) Ultimate Parent shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Ultimate Parent with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Ultimate Parent hereby acknowledges that (a) the Administrative Agent, the Arrangers and/or the Amendment Arrangers will make available to the Lenders materials and/or information provided by or on behalf of Ultimate Parent hereunder (including, for the avoidance of doubt, materials and/or information delivered pursuant to Section 4.02) (collectively, “Company Materials”) by posting the Company Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information (within the meaning of the United States federal or state securities Laws or the securities Laws of other applicable jurisdictions) with respect to Ultimate Parent or its Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Ultimate Parent hereby agrees that (w) all Company Materials that are to be made available to Public Lenders will be clearly and conspicuously marked “PUBLIC” which, at a minimum, will mean that the word “PUBLIC” will appear prominently on the first page thereof; (x) by marking Company Materials “PUBLIC”, Ultimate Parent will be deemed to have authorized the Administrative Agent, the Arrangers, the Amendment Arrangers and the Lenders to treat such Company Materials as not containing any material non-public information (within such meaning) with respect to Ultimate Parent or its Subsidiaries, or the respective securities of any of the foregoing, for purposes of such securities Laws (provided, however, that to the extent such Company Materials constitute Information, they will be treated as set forth in Section 11.07); (y) all Company Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent, the Arrangers and the Amendment Arrangers will be entitled to treat any Company Materials that are not marked “PUBLIC” as being suitable only for posting outside the portion the Platform designated “Public Side Information”.

6.03 Notices. Promptly notify the Administrative Agent (and each Lender through the Administrative Agent) of the following, upon any such event becoming known to any Responsible Officer of Ultimate Parent or the Borrower:

(a) the occurrence of any Default;

(b) any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including any such matter resulting from (i) breach or non-performance of, or any default under, a Contractual Obligation of Ultimate Parent or any Subsidiary, or (ii) the commencement of, or any material development in, any litigation or proceeding affecting Ultimate Parent or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c) the occurrence of any ERISA Event, that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in liability to Ultimate Parent and its Subsidiaries in an aggregate amount exceeding $200,000,000; and

(d) any announcement by Moody’s or S&P of any change in a Debt Rating.

Each notice pursuant to subsections (a) through (c) of this Section 6.03 will be accompanied by a statement of a Responsible Officer of Ultimate Parent setting forth details of the occurrence referred to therein and stating what action Ultimate Parent or its Subsidiaries have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) will describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached or on account of which a Default otherwise arises.

6.04 Payment of Taxes. Pay and discharge as the same will become due and payable, all its Taxes levied upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and it is maintaining adequate reserves in accordance with GAAP, except to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or incorporation except in a transaction not prohibited by Section 7.03, (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted, and (b) make all necessary repairs thereto and renewals and replacements thereof, except, in the case of clauses (a) and (b), where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance) as are customarily carried under similar circumstances by such other Persons.

6.08 Compliance with Laws. Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or (b) the failure to comply therewith, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

6.09 Books and Records. Maintain proper books of record and account in which full, true and correct entries, in all material respects in conformity with GAAP, are made of all financial transactions and matters involving its assets and business.

6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers having direct knowledge or responsibility of the subject matter; provided, however, that such visits, inspections or examinations will be made at a reasonable time during normal business hours with due regard for, and minimal disruption of, the business of Ultimate Parent and its Subsidiaries, and will not (a) be at the expense of such Person, (b) occur more frequently than once in any 12-month period and (c) be made without five (5) Business Days’ prior written notice; provided further, however, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of such Person at any time during normal business hours and without advance notice.

6.11 Use of Proceeds. Use the proceeds of the Tranche A-2 Loans to (a) finance the “Cash Election Consideration” and the “Fractional Share Consideration” (each term as defined in the Merger Agreement) and (b) pay fees and expenses incurred in connection with the Transactions.

6.12 Covenant to Guarantee Obligations. Within 30 days (or such later time as may be reasonably requested in writing by Ultimate Parent and accepted by the Administrative Agent) of any Subsidiary of Ultimate Parent (other than the Borrower or a direct Subsidiary of Ultimate Parent, but including, after consummation of the Allergan Acquisition, the Allergan Acquired Business) providing, after the Third Restatement Effective Date, a Guarantee of third party Indebtedness of Ultimate Parent or any of its Subsidiaries (including, after consummation of the Allergan Acquisition, third party indebtedness of the Allergan Acquired Business) in an aggregate principal amount or commitment amount exceeding $350,000,000, (a) cause such Subsidiary to deliver to the Administrative Agent a duly executed Subsidiary Guarantor Counterpart pursuant to which such Subsidiary agrees to be bound by the terms and provisions of the Guaranty and such Subsidiary Guarantor Counterpart and (b) deliver to the Administrative Agent documents of the types referred to in Section 4.02(a)(iii) and 4.02(f) and opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)) in form and substance reasonably satisfactory to the Administrative Agent; provided that the foregoing requirements shall not apply to (i) any Subsidiary that, on the Third Restatement Effective Date, is a borrower or a guarantor under the WC Term Loan Credit Agreement unless such Subsidiary has provided a Guarantee of (A) the Actavis Revolving Credit Agreement or (B) any other third party Indebtedness of Ultimate Parent or any Subsidiary in an aggregate principal amount or commitment amount exceeding $350,000,000) or (ii) any Foreign Subsidiary, if the provision of a Guaranty hereunder by such Foreign Subsidiary would give rise to adverse tax consequences to Ultimate Parent and its Subsidiaries, as reasonably determined by Ultimate Parent. In the case of any Guaranty by a Subsidiary required under this Section, such Guaranty by such Subsidiary shall be automatically released at such time as such Subsidiary no longer Guarantees such other Indebtedness (other than as a result of collection on such Guarantee).

ARTICLE VII.

NEGATIVE COVENANTS

So long as any Loan or other Obligation hereunder will remain unpaid or unsatisfied, Ultimate Parent, Intermediate Parent, the Borrower and the other Loan Parties will not, and will not permit or allow any Subsidiary to, directly or indirectly (provided that (a) Ultimate Parent shall not be subject to Section 7.02, (b) neither the Borrower nor Intermediate Parent shall be subject to Section 7.09, (c) Subsidiaries that are not Loan Parties shall not be subject to Section 7.03 (except in reference to Dispositions of all or substantially all of the assets of Ultimate Parent and the Material Subsidiaries, taken as a whole, or of Intermediate Parent or its Material Subsidiaries, taken as a whole, as applicable) and (d) only Ultimate Parent (and not any Subsidiary thereof) shall be subject to Section 7.07)):

7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens created pursuant to any Loan Document;

(b) Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof; provided that (i) the property covered thereby is not changed, (ii) the amount of Indebtedness secured or benefited thereby is not increased (except as contemplated by Section 7.02(b)), (iii) the primary obligors and guarantors with respect thereto are not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(b);

(c) Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i) Liens on any assets of any Person that becomes a Subsidiary after the Closing Date existing at the time such Person becomes a Subsidiary and not created in contemplation of or in connection with such Person becoming a Subsidiary and securing Indebtedness permitted under Section 7.02(f), and any renewals or extensions thereof; provided that (i) the property covered thereby is not changed, (ii) the amount of Indebtedness secured or benefited thereby is not increased, except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any refinancing, refunding, renewal or extension of such Indebtedness, and (iii) no Subsidiary shall be a primary obligor or guarantor with respect thereto unless (A) such Subsidiary was (or pursuant to the terms thereof would have been required to become) a primary obligor or guarantor with respect thereto at such time or (B) such Subsidiary is a Loan Party;

(j) other Liens securing other Indebtedness or other liabilities of Ultimate Parent and its Subsidiaries in an aggregate principal amount not to exceed, at any time, the greater of $750,000,000 and 15% of the Net Worth of Ultimate Parent (it being understood that any Lien permitted under any other clause in this Section 7.01 shall not be included in the computation described in this clause (j));

(k) bankers’ Liens in the nature of rights of set-off arising in the ordinary course of business; and

(l) Liens on any assets of the Allergan Acquired Business or its Subsidiaries existing at the time of consummation of the Allergan Acquisition that are permitted, under the Allergan Merger Agreement (as in effect on the Third Restatement Effective Date), to remain in place following consummation of the Allergan Acquisition, and any renewals or extensions thereof; provided that (i) the property covered thereby is not changed, (ii) the amount of Indebtedness secured or benefited thereby is not increased, except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any refinancing, refunding, renewal or extension of such Indebtedness, and (iii) no Subsidiary shall be a primary obligor or guarantor with respect thereto unless (A) such Subsidiary was (or pursuant to the terms thereof would have been required to become) a primary obligor or guarantor with respect thereto at such time or (B) such Subsidiary is a Loan Party.

7.02 Subsidiary Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness created under the Loan Documents;

(b) Indebtedness outstanding on the Closing Date and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended;

(c) obligations (contingent or otherwise) of any Subsidiary existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(d) (i) Indebtedness under the WC Term Loan Credit Agreement, provided that (A) the aggregate principal amount of Indebtedness outstanding thereunder at any time after the Third Restatement Effective Date does not exceed the principal amount thereof outstanding on the Third Restatement Effective Date, except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any refinancings, refundings, renewals or extensions thereof, and (B) no Subsidiary shall be a primary obligor or guarantor with respect thereto unless (x) such Subsidiary was (or pursuant to the terms thereof would have been required to become) a primary obligor or guarantor with respect thereto as of the Third Restatement Effective Date or (y) each Subsidiary that is a primary obligor or guarantor with respect thereto is a Loan Party, and (ii) Indebtedness under the Actavis Revolving Credit Agreement of any Subsidiary that is a Loan Party;

(e) Guarantees by any Subsidiary of Indebtedness otherwise permitted hereunder of any other Subsidiary or of Ultimate Parent;

(f) Indebtedness of any Person that becomes a Subsidiary after the Closing Date, and any refinancings, refundings, renewals or extensions thereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary, (ii) no Subsidiary shall be a primary obligor or guarantor with respect thereto unless (A) such Subsidiary was (or pursuant to the terms thereof would have been required to become) a primary obligor or guarantor with respect thereto at such time or (B) such Subsidiary is a Loan Party and (iii) the aggregate principal amount of all such Indebtedness permitted by this Section 7.02(f) at any one time outstanding shall not exceed the greater of $750,000,000 and 15% of the Net Worth of Ultimate Parent;

(g) Capital Lease Obligations, Synthetic Lease Obligations and Receivables Facility Attributable Indebtedness in an aggregate principal amount at any one time outstanding not to exceed the greater of $750,000,000 and 15% of the Net Worth of Ultimate Parent, subject, in the case of any such Indebtedness secured by a Lien, to the limitation set forth in Section 7.01(j);

(h) additional secured or unsecured Indebtedness not otherwise permitted under this Section 7.02 in an aggregate principal amount at any time outstanding that, when added to, without duplication, the aggregate principal amount of Indebtedness and other obligations that are secured by a Lien permitted by Section 7.01(j) at such time, does not exceed the greater of $750,000,000 and 15% of the Net Worth of Ultimate Parent;

(i) intercompany loans made (x) between Ultimate Parent and one or more Subsidiaries or (y) among any two or more Subsidiaries (including, in each case, Indebtedness incurred as part of the Post-Closing Restructuring);

(j) any Acquisition Indebtedness;

(k) Indebtedness of the Allergan Acquired Business or any of its Subsidiaries existing at the time of consummation of the Allergan Acquisition that is permitted, under the Allergan Merger Agreement (as in effect on the Third Restatement Effective Date), to remain outstanding following consummation of the Allergan Acquisition, and any refinancings, refundings, renewals or extensions thereof; provided that (i) no Subsidiary shall be a primary obligor or guarantor with respect thereto unless (A) such Subsidiary was (or pursuant to the terms thereof would have been required to become) a primary obligor or guarantor with respect thereto at such time or (B) such Subsidiary is a Loan Party and (ii) the aggregate principal amount of such Indebtedness at any one time outstanding does not exceed the principal amount thereof outstanding at such time, except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any such refinancings, refundings, renewals or extensions thereof; and

(l) (i) unsecured Indebtedness of the Borrower or Actavis SCS under the Allergan Bridge Facility and/or other unsecured Indebtedness of the Borrower or Actavis SCS incurred to finance the Allergan Acquisition and the related transactions (including any Allergan Acquisition Indebtedness of the Borrower or Actavis SCS), and any refinancings, refundings, renewals or extensions thereof, provided that (A) no Subsidiary that is not a Loan Party shall be a primary obligor or guarantor with respect thereto and (B) the aggregate principal amount of such Indebtedness at any one time outstanding does not exceed $36,400,000,000, except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any such refinancings, refundings, renewals or extensions thereof, and (ii) Indebtedness of the Borrower under the Allergan Cash Bridge Facility in an aggregate principal amount not to exceed $4,698,000,000.

7.03 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of Ultimate Parent and the Material Subsidiaries, taken as a whole, or, prior to the Discharge of the Tranche A-2 Loans or the guarantee thereof by Ultimate Parent, of Intermediate Parent and its Material Subsidiaries, taken as whole, unless (a) at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing and (b) after giving effect to any such transaction, the business, taken as a whole, of Ultimate Parent and the Material Subsidiaries, or, prior to the Discharge of the Tranche A-2 Loans or the guarantee thereof by Ultimate Parent, of Intermediate Parent and its Material Subsidiaries, shall not have been altered such that Ultimate Parent and the Material Subsidiaries, or Intermediate Parent and the Material Subsidiaries, as applicable, are unable to comply with the restriction on the covenant governing any change in nature of business in Section 7.04; provided that (i) none of Ultimate Parent, Intermediate Parent, the Borrower or any other Loan Party may be dissolved or liquidated and (ii) if Ultimate Parent, Intermediate Parent, the Borrower or any other Loan Party is not the survivor of any such consolidation or merger involving such Person, (A) Ultimate Parent, at the time thereof and immediately after giving effect thereto, shall be in compliance on a pro forma basis with the financial covenant contained in Section 7.08 as if such consolidation or merger had been consummated (and any related Indebtedness incurred, assumed or repaid in connection therewith had been incurred, assumed or repaid, as the case may be) on the first day of the most recently completed period of four fiscal quarters of Ultimate Parent for which financial statements have been delivered pursuant to Section 6.01 (as demonstrated by delivery to the Administrative Agent of a certificate of a Responsible Officer of Ultimate Parent to such effect showing such calculation in reasonable detail prior to or concurrently with such consolidation or merger), (B) the surviving Person of such consolidation or merger shall expressly assume all the rights and obligations of Ultimate Parent, Intermediate Parent, the Borrower or such other Loan Party, as the case may be, under this Agreement and the other Loan Documents pursuant to documentation reasonably satisfactory to the Administrative Agent and shall thereafter be deemed to be Ultimate Parent, Intermediate Parent, the Borrower or such other Loan Party, as the case may be, for all purposes hereunder, (C) such consolidation or merger will not result in a Change of Control and (D) such consolidation or merger will not result in a change in the jurisdiction of organization of Ultimate Parent, Intermediate Parent, the Borrower or such other Loan Party, as applicable (other than to the United States).

7.04 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Ultimate Parent and the Material Subsidiaries on the Closing Date or any business substantially related or incidental thereto.

7.05 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Ultimate Parent that is a Material Subsidiary, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Ultimate Parent, Intermediate Parent, the Borrower or such Subsidiary as would be obtainable by such Person at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction will not apply to (i) transactions between or among (A) any Loan Party and any of its Wholly Owned Subsidiaries, (B) any Wholly Owned Subsidiaries of any Loan Party or (C) the Loan Parties, (ii) Permitted Receivables Transfers, (iii) transactions undertaken as part of the Post-Closing Restructuring, (iv) any transaction between Ultimate Parent or one or more Affiliates of Ultimate Parent resulting in a transfer to Ultimate Parent or one or more Affiliates of Ultimate Parent of the proceeds of any Acquisition Indebtedness or any Allergan Acquisition Indebtedness issued by such Affiliate or (v) if, immediately before and after giving effect to such transaction on a pro forma basis, no Event of Default shall have occurred and be continuing.

7.06 Investments. Make any Investment if, immediately before and after giving effect to such Investment on a pro forma basis, an Event of Default shall have occurred and be continuing; provided that the foregoing restriction will not apply to (a) the Allergan Acquisition and Investments between or among Ultimate Parent and its Wholly Owned Subsidiaries in connection with the consummation thereof and (b) Investments made (i) in the ordinary course of business or required in connection with the Receivables Purchase Documents or (ii) as part of the Post-Closing Restructuring.

7.07 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment with respect to any capital stock or other Equity Interests of Ultimate Parent, or incur any obligation (contingent or otherwise) to do so; provided that the foregoing restriction will not apply (a) if, immediately before and after giving effect to the declaration (or, in the case of any Restricted Payment made without a declaration thereof, to the making thereof) on a pro forma basis, no Event of Default shall have occurred and be continuing, (b) to dividends by Ultimate Parent with respect to its Equity Interests payable solely in additional Equity Interests of Ultimate Parent and (c) to any issuance by Ultimate Parent of its Equity Interests as part of the acquisition consideration in the Allergan Acquisition, and any cash payments in lieu of the issuance of fractional shares in connection with the Allergan Acquisition.

7.08 Consolidated Leverage Ratio. (a) Permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter of Ultimate Parent ending prior to the date of consummation of the Allergan Acquisition to exceed the level set forth below applicable thereto:

Fiscal Quarter Ending	Level
June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015	4.25:1.00
September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016	4.00:1.00
September 30, 2016 and thereafter	3.50:1.00

(b) Permit the Consolidated Leverage Ratio, as of the last day of any fiscal quarter of Ultimate Parent ending on or after the date of consummation of the Allergan Acquisition, to exceed (i) 5.25:1.00, in the case of the last day of the first fiscal quarter through and including the last day of the second full fiscal quarter, in each case ending after the date of consummation of the Allergan Acquisition, (ii) 5.00:1.00, in the case of the last day of the third full fiscal quarter through and including the last day of the fourth full fiscal quarter, in each case ending after the date of consummation of the Allergan Acquisition, (iii) 4.25:1.00, in the case of the last day of the fifth full fiscal quarter through and including the last day of the sixth full fiscal quarter, in each case ending after the date of consummation of the Allergan Acquisition, (iv) 4.00:1.00, in the case of the last day of the seventh full fiscal quarter through and including the last day of the eighth full fiscal quarter, in each case ending after the date of consummation of the Allergan Acquisition, and (v) 3.50:1.00, in the case of the last day of the ninth full fiscal quarter ending after the date of consummation of the Allergan Acquisition and the last day of any fiscal quarter at any time thereafter.

7.09 Passive Holding Companies; Activities of Actavis SCS. (a) Passive Holding Companies. Permit any Subsidiary of Ultimate Parent that, directly or indirectly through any other Subsidiary of Ultimate Parent, owns any Equity Interests in Intermediate Parent (other than any such Subsidiary that is a Subsidiary Guarantor) and, prior to the Discharge of the Tranche A-2 Loans or the guarantee thereof by Ultimate Parent, Ultimate Parent (each such Subsidiary and, as long as applicable, Ultimate Parent, the “Passive Holding Companies”), to (i) conduct, transact or otherwise engage in any active trade or business or operations other than through a Subsidiary of Intermediate Parent or (ii) own any IP Rights, any operating assets or any other assets that are material to the operations of Ultimate Parent and its Subsidiaries, taken as a whole; provided that the foregoing will not prohibit any Passive Holding Company from the following: (A) ownership of Equity Interests in Intermediate Parent or in one or more

Subsidiaries of Ultimate Parent that are Passive Holding Companies, (B) the maintenance of its legal existence and, with respect to Ultimate Parent, status as a public company (including the ability to incur fees, costs and expenses relating to such maintenance), (C) the performance of its obligations with respect to the Merger Agreement, the Allergan Merger Agreement, the Third Amendment Agreement, this Agreement, the Actavis Revolving Credit Agreement, the WC Term Loan Credit Agreement, any Acquisition Indebtedness, the Allergan Bridge Facility, the Allergan Cash Bridge Facility, any Allergan Acquisition Indebtedness or any other Indebtedness in respect of which it is an obligor and any other agreement to which it is a party, (D) with respect to Ultimate Parent, any offering of its common stock or any mandatorily redeemable preferred stock or any other Equity Interests (including any equity-linked securities), (E) the making of Restricted Payments, (F) the incurrence of Indebtedness, (G) the making of contributions to (or other equity investments in) the capital of its direct Subsidiaries (which shall be Passive Holding Companies or Intermediate Parent), (H) the creation of, and ownership of the Equity Interests in, any newly formed Subsidiary with de minimis capitalization that is formed solely for the purpose of consummating an acquisition by Ultimate Parent so long as, within six months (or such later time as may be reasonably requested in writing by Ultimate Parent and accepted by the Administrative Agent) such newly formed Subsidiary merges with and into a target entity and the survivor thereof becomes a direct or indirect Subsidiary of Intermediate Parent), (I) providing a Guarantee of Indebtedness or other obligations of Ultimate Parent or any of the Subsidiaries, (J) participating in tax, accounting and other administrative matters as a member or parent of the consolidated group, (K) holding any cash or cash equivalents (including cash and cash equivalents received in connection with Restricted Payments) and any other assets on a temporary basis that are in the process of being transferred through such Passive Holding Company as part of a downstream contribution or an upstream distribution or other upstream payment (e.g., a spin-off of assets), (L) providing indemnification to officers and directors, (M) Disposing of assets that are permitted to be held by it in accordance with this Section 7.09(a) and (N) activities incidental to the businesses or activities described above.

(b) Activities of Actavis SCS. Permit Actavis SCS to (i) conduct, transact or otherwise engage in any active trade or business or operations or (ii) own any IP Rights, any operating assets or any other material assets (other than cash and cash equivalents and intercompany loans and advances); provided that the foregoing will not prohibit Actavis SCS from the following: (A) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (B) the performance of its obligations with respect to the Third Amendment Agreement, this Agreement, the Actavis Revolving Credit Agreement, any Acquisition Indebtedness, the Allergan Bridge Facility, the Allergan Cash Bridge Facility, any Allergan Acquisition Indebtedness or any other Indebtedness in respect of which it is an obligor and any other agreement to which it is a party, (C) the incurrence of Indebtedness, (D) the making of Restricted Payments with, and the lending, advancing or other transfer of, the proceeds of Indebtedness incurred by it to Ultimate Parent or any of the Subsidiaries, (E) providing a Guarantee of Indebtedness or other obligations of Ultimate Parent or any of the Subsidiaries, (F) participating in tax, accounting and other administrative matters as a member or parent of the consolidated group, (G) holding any cash or cash equivalents on a temporary basis, (H) providing indemnification to officers and directors, (I) Disposing of assets that are permitted to be held by it in accordance with this Section 7.09(b) and (J) activities incidental to the businesses or activities described above.

ARTICLE VIII.

EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Subject to Section 8.04, any of the following will constitute an Event of Default:

(a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan, or (ii) within five (5) days after the same becomes due, any interest on any Loan, any fee due hereunder or any other amount payable hereunder or under any other Loan Document (other than an amount specified in clause (i) above);

(b) Specific Covenants. The Loan Parties fail to perform or observe any term, covenant or agreement contained in Section 6.03(a) or 6.05(a) (with respect to existence of Ultimate Parent, Intermediate Parent or the Borrower or, so long as any other Loan Party is a Subsidiary, such Loan Party (other than in connection with a transaction not prohibited by this Agreement)) or in Article VII;

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after notice thereof from the Administrative Agent (given at the request of any Lender) to Ultimate Parent and the Borrower, unless such failure is not susceptible to cure within thirty (30) days and, within such thirty (30) days, the applicable Loan Party has taken reasonable steps to effectuate a cure, continues to diligently pursue such cure and actually effectuates such cure within sixty (60) days after such notice to Ultimate Parent and the Borrower;

(d) Representations and Warranties. Any representation and warranty made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document is incorrect in any material respect when made or deemed made;

(e) Cross-Default. (i) Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary fails to make any payment of principal or interest in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace periods), (ii) any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (after giving effect to any applicable grace periods) the holder or holders of any Material Indebtedness, or any trustee or agent on its or their behalf, to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this subsection (e)(ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such secured Indebtedness is paid when due, (y) any change of control offer under the Forest Notes arising in connection with the Acquisition or (z) any repayment, satisfaction and discharge or redemption of any Allergan Acquisition Indebtedness if the Allergan Acquisition is not consummated, (iii) any termination event or event of like import occurs under any Receivables Purchase Facility having a principal amount or committed amount in excess of $300,000,000, that (x) terminates, or permits the investors under any Receivables

Purchase Facility to terminate, the reinvestment of collections or proceeds of Receivables and Related Security under any Receivables Purchase Document (other than a termination resulting solely from the request of Ultimate Parent or any of its Subsidiaries) or (y) causes the replacement of, or permits the investors under any Receivables Purchase Facility to replace, the Person then acting as servicer for such Receivables Purchase Facility, if the Person then acting as servicer is a Loan Party or an Affiliate of a Loan Party or (iv) there occurs under any Swap Contract an early termination date resulting from (x) any event of default under such Swap Contract as to which Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary is the defaulting party thereunder or (y) any termination event under such Swap Contract as to which Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary is an affected party thereunder and, in either event, the Swap Termination Value owed by Ultimate Parent, Intermediate Parent, the Borrower or such Material Subsidiary as a result thereof is greater than $300,000,000;

(f) Insolvency Proceedings, Etc. Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding;

(g) Inability to Pay Debts; Attachment. (i) Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary and is not released, vacated or fully bonded within thirty (30) days after its issue or levy;

(h) Judgments. There is entered against Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding $300,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and (i) enforcement proceedings are commenced by any creditor upon such judgment or order and (ii) there is a period of thirty (30) consecutive days during which execution shall not have been effectively stayed, vacated or bonded pending appeal or otherwise;

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Ultimate Parent, Intermediate Parent, the Borrower or any Material Subsidiary under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $300,000,000 or (ii) Ultimate Parent, Intermediate Parent, the Borrower, any Material

Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $300,000,000;

(j) Invalidity of Loan Documents. This Agreement, any Note or any material Guarantee under the Guaranty shall, for any reason, cease to be in full force and effect, or any Loan Party shall contest in writing the validity or enforceability of this Agreement, any Note or any such Guarantee, in each case, other than in accordance with the terms hereof and thereof (including, in the case of a Subsidiary Guarantor, as a result of the release of such Subsidiary Guarantor in accordance with Section 10.10); or

(k) Change of Control. There occurs any Change of Control.

8.02 Remedies Upon Event of Default. Subject to Section 8.04, if any Event of Default occurs and is continuing, the Administrative Agent will, at the request of, or may, with the consent of, the Required Lenders take any or all of the following actions from and after the Closing Date:

(a) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties; and

(b) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under Debtor Relief Laws, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid will automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.

8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations will, subject to Section 2.17, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

8.04 Cleanup Period. Notwithstanding anything to the contrary, if on the date of consummation of the Allergan Acquisition a matter or circumstance exists which constitutes a Default, such matter or circumstance will not constitute a Default during the five-day period following such date; provided that (a) such matter or circumstance does not constitute (i) a Major Default or (ii) a Default incapable of being cured, (b) reasonable steps are being taken to cure such Default and (c) such Default is cured or otherwise ceases to exist within five days following the date of consummation of the Allergan Acquisition.

ARTICLE IX.

GUARANTEE

9.01 Guarantee of Guaranteed Obligations. (a) Each of the Tranche A-1 Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the benefit of the Tranche A-1 Guaranteed Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and each other Tranche A-1 Guarantor, when due (whether at the stated maturity, by acceleration or otherwise) of the Tranche A-1 Guaranteed Obligations. Each Tranche A-1 Guarantor shall be liable under its guarantee set forth in this Section 9.01(a), without any limitation as to amount, for all present and future Tranche A-1 Guaranteed Obligations, including specifically all future increases in the outstanding amount of the Tranche A-1 Loans or other Tranche A-1 Guaranteed Obligations and other future increases in the Tranche A-1 Guaranteed Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof. Without limiting the generality of the foregoing, each Tranche A-1 Guarantor’s liability shall extend to all Tranche A-1 Guaranteed Obligations (including, without limitation, interest, fees, costs and expenses) that would be owed by any other obligor on the Tranche A-1 Guaranteed Obligations but for the fact that they are unenforceable or not allowable due to the existence of a proceeding under any Debtor Relief Law involving such other obligor because it is the intention of the Tranche A-1 Guarantors and the Tranche A-1 Guaranteed Parties that the Tranche A-1 Guaranteed Obligations which are guaranteed by the Tranche A-1 Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the Borrower or any other Tranche A-1 Guarantor of any portion of such Tranche A-1 Guaranteed Obligations.

(b) On and after the Closing Date, each of the Tranche A-2 Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the benefit of the Tranche A-2

Guaranteed Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and each other Tranche A-2 Guarantor, when due (whether at the stated maturity, by acceleration or otherwise) of the Tranche A-2 Guaranteed Obligations. Each Tranche A-2 Guarantor shall be liable under its guarantee set forth in this Section 9.01(b), without any limitation as to amount, for all present and future Tranche A-2 Guaranteed Obligations, including specifically all future increases in the outstanding amount of the Tranche A-2 Loans or other Tranche A-2 Guaranteed Obligations and other future increases in the Tranche A-2 Guaranteed Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof. Without limiting the generality of the foregoing, each Tranche A-2 Guarantor’s liability shall extend to all Tranche A-2 Guaranteed Obligations (including, without limitation, interest, fees, costs and expenses) that would be owed by any other obligor on the Tranche A-2 Guaranteed Obligations but for the fact that they are unenforceable or not allowable due to the existence of a proceeding under any Debtor Relief Law involving such other obligor because it is the intention of the Tranche A-2 Guarantors and the Tranche A-2 Guaranteed Parties that the Tranche A-2 Guaranteed Obligations which are guaranteed by the Tranche A-2 Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the Borrower or any other Tranche A-2 Guarantor of any portion of such Tranche A-2 Guaranteed Obligations.

9.02 Limitation on Obligations Guaranteed. (a) Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Article IX shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Article IX void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the Guaranty set forth herein and the obligations of each Guarantor hereunder. To effectuate the foregoing, the Administrative Agent and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor in respect of the Guaranty set forth in this Article IX at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor not constituting a fraudulent transfer or conveyance after giving full effect to the liability under the Guaranty set forth in this Article IX and its related contribution rights but before taking into account any liabilities under any other Guarantee by such Guarantor.

(b) Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 9.02(a) without impairing the Guaranty contained in this Article IX or affecting the rights and remedies of any Guaranteed Party hereunder.

(c) Notwithstanding anything to the contrary in this Article IX, the obligations under this Article IX of Ultimate Parent and any other Guarantor incorporated in Ireland shall be deemed not to be undertaken or incurred to the extent that the same would (but for this Section 9.02(c)):

(i) constitute unlawful financial assistance prohibited by Section 60 of the Companies Act 1963 of Ireland; or

(ii) constitute a breach of Section 31 of the Companies Act 1990 of Ireland.

For the avoidance of doubt, to the extent that such indemnities, guarantees, obligations, liabilities or undertakings have been validated under Section 60 (2) to (11) of the Companies Act 1963 of Ireland, they shall not constitute unlawful financial assistance under the said Section 60.

(d) Notwithstanding any provision of any Loan Document to the contrary (including any Subsidiary Guarantor Counterpart entered into prior to the Third Restatement Effective Date), the aggregate payment obligations (excluding, for the avoidance of doubt, securities in rem) under this Guaranty of Actavis SCS (when taken together with the aggregate payment obligations (excluding, for the avoidance of doubt, securities in rem) of Actavis SCS under a Guarantee of any other Indebtedness) shall be limited to (such limitation to be applied to this Guaranty and to all such other Guarantees on a pro rata basis based on the aggregate outstanding principal amount of Indebtedness Guaranteed by Actavis SCS hereunder and under its Guarantee of any other such Indebtedness), and shall not exceed, an amount corresponding to 95% of the sum of (i) its own funds (capitaux propres) plus (ii) subordinated debts (as referred to in article 34 of the law of December 19, 2002 on the register of commerce and companies and accounting and the annual accounts of undertakings, as amended) (A) as shown in its most recent financial statements available on the date on which the initial demand is made in respect of obligations of Actavis SCS under this Guaranty or (B) as shown in its most recent financial statements available on the Third Restatement Effective Date, whichever is higher; provided that the limitation contained in this Section 9.02(d) shall not apply to any amounts borrowed by, or made available to, in any form whatsoever, under the Loan Documents (or any document entered into in connection therewith) to Actavis SCS or any of its (current or future) direct or indirect Subsidiaries. Where, for the purpose of the above determination under this Section 9.02(d) in respect of Actavis SCS, no duly established annual financial statements are available for the relevant reference period (which, for the avoidance of doubt, includes a situation where, in respect of the determination to be made above under this Section 9.02(d), no final financial statements have been established in due time in respect of the then most recently ended financial year), Actavis SCS shall promptly establish unaudited interim financial statements (as of the end of the then most recently ended financial quarter) or annual financial statements (as applicable) duly established in accordance with applicable accounting rules, pursuant to which the relevant own funds and subordinated debts will be determined. If Actavis SCS fails to provide such unaudited interim financial statements or annual financial statements (as applicable) within twenty-one (21) Business Days as from the date of request by the Administrative Agent, the Administrative Agent may appoint (at the Loan Parties’ expense) an independent auditor (réviseur d’entreprises agréé), or an independent reputable investment bank, that shall undertake the determination of the relevant own funds and subordinated debts. In order to prepare such determination, the independent auditor (réviseur d’entreprises agréé) or the independent reputable investment bank shall take into consideration such available elements and facts at such time, including the latest annual financial statements of Actavis SCS and its Subsidiaries, any recent valuation of the assets of Actavis SCS and its Subsidiaries (if available), the market value of the assets of Actavis SCS and its Subsidiaries as if sold between a willing buyer and a willing seller as a going concern using a standard market multi criteria approach combining market multiples, book value, discounted cash flow or comparable public transaction of which price is known (taking into account circumstances at the time of the valuation and making all necessary adjustments to the assumption being used) and acting in a reasonable manner.

9.03 Nature of Guarantee; Continuing Guarantee; Waivers of Defenses

(a) Each Guarantor understands and agrees that the Guaranty contained in this Article IX shall be construed as a continuing guarantee of payment and performance and not merely of collectability. Each Guarantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon the Borrower or any of the other Guarantors with respect to the Guaranteed Obligations. Without limiting the generality of the foregoing, this Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, set-off, defense, counterclaim, discharge or termination for any reason (other than a Discharge of the Guaranteed Obligations and as set forth in Sections 9.02(c) and 9.02(d)).

(b) Each Tranche A-1 Guarantor agrees that the Guaranteed Obligations of each Tranche A-1 Guarantor hereunder are independent of the Tranche A-1 Guaranteed Obligations of each other Tranche A-1 Guarantor and of any other guarantee of the Tranche A-1 Guaranteed Obligations and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Tranche A-1 Guarantor, any Tranche A-1 Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower and any other Tranche A-1 Guarantor or any other Person or against any other guarantee for the Tranche A-1 Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Tranche A-1 Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower and any other Tranche A-1 Guarantor or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower and any other Tranche A-1 Guarantor or any other Person or any such guarantee or right of offset, shall not relieve any Tranche A-1 Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Tranche A-1 Guaranteed Party against any Tranche A-1 Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(c) Each Tranche A-2 Guarantor agrees that the Guaranteed Obligations of each Tranche A-2 Guarantor hereunder are independent of the Tranche A-2 Guaranteed Obligations of each other Tranche A-2 Guarantor and of any other guarantee of the Tranche A-2 Guaranteed Obligations and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Tranche A-2 Guarantor, any Tranche A-2 Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower and any other Tranche A-2 Guarantor or any other Person or against any other guarantee for the Tranche A-2 Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Tranche A-2 Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower and any other Tranche A-2 Guarantor or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower and any other Tranche A-2 Guarantor or any other Person or any such guarantee or right of offset, shall not relieve any Tranche A-2 Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Tranche A-2 Guaranteed Party against any Tranche A-2 Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(d) No payment made by the Borrower, any of the other Guarantors, any other guarantor or any other Person or received or collected by any Guaranteed Party from the Borrower and any of the other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment remain liable for the applicable Guaranteed Obligations until the applicable Discharge of the Guaranteed Obligations.

(e) Without limiting the generality of the foregoing, each Guarantor agrees that its obligations under and in respect of the Guaranty contained in this Article IX shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not such Guarantor has knowledge thereof):

(i) the validity or enforceability of this Agreement, the Third Amendment Agreement or any other Loan Document, any of the Guaranteed Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party;

(ii) any renewal, extension or acceleration of, or any increase in the amount of the Guaranteed Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents;

(iii) any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations;

(iv) any change, reorganization or termination of the corporate structure or existence of any Loan Party or any Subsidiary of any Loan Party and any corresponding restructuring of the Guaranteed Obligations;

(v) any settlement, compromise, release, or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Guaranteed Obligations or any subordination of the Guaranteed Obligations to any other obligations; and

(vi) any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of any Guarantor for the Guaranteed Obligations, or of such Guarantor under this Article IX.

(f) In addition, each Guarantor further waives any and all other defenses, set-offs or counterclaims (other than a defense of payment or performance in full hereunder) which may at any time be available to or be asserted by it, the Borrower or any other Guarantor or Person against any Guaranteed Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

9.04 Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Guaranteed Obligations by any Guarantor or is received or collected on account of the Guaranteed Obligations from any Guarantor:

(a) If such payment is made by a Tranche A-1 Guarantor in respect of the Tranche A-1 Guaranteed Obligations of another Tranche A-1 Guarantor, such Tranche A-1 Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Tranche A-1 Guaranteed Obligations (and each Tranche A-1 Guarantor hereby waives its right to exercise such rights until a Discharge of the Tranche A-1 Guaranteed Obligations), (A) to demand and enforce reimbursement for the full amount of such payment from such other Tranche A-1 Guarantor, and (B) to demand and enforce contribution in respect of such payment from each other Tranche A-1 Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Tranche A-1 Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Tranche A-1 Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Tranche A-1 Guarantors (other than the Tranche A-1 Guarantor whose primary obligations were so guaranteed by the other Tranche A-1 Guarantors) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

(b) If and whenever any right of reimbursement or contribution becomes enforceable by any Tranche A-1 Guarantor against any other Tranche A-1 Guarantor whether under Section 9.04(a) or otherwise, such Tranche A-1 Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Tranche A-1 Guaranteed Obligations (and each Tranche A-1 Guarantor hereby waives its right to subrogation until a Discharge of the Tranche A-1 Guaranteed Obligations), to be subrogated (equally and ratably with all other Tranche A-1 Guarantors entitled to reimbursement or contribution from any other Tranche A-1 Guarantor as set forth in this Section 9.04) to any security interest that may then be held by the Administrative Agent upon any collateral securing or purporting to secure any of the Tranche A-1 Guaranteed Obligations. Any right of subrogation of any Tranche A-1 Guarantor shall be enforceable solely after a Discharge of the Tranche A-1 Guaranteed Obligations and solely against the Tranche A-1 Guarantors, and not against the Tranche A-1 Guaranteed Parties, and neither the Administrative Agent nor any other Tranche A-1 Guaranteed Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Tranche A-1 Guaranteed Obligations for any purpose related to any such right of subrogation. If subrogation is demanded by any Tranche A-1 Guarantor, then, after Discharge of the Tranche A-1 Guaranteed Obligations, the Administrative Agent shall deliver to the Tranche A-1 Guarantors making such demand, or to a representative of such Tranche A-1 Guarantors or of the Tranche A-1 Guarantors generally, an instrument satisfactory to the Administrative Agent transferring, on a quitclaim basis without any recourse, representation, warranty or any other obligation whatsoever, whatever security interest the Administrative Agent then may hold in whatever collateral securing or purporting to secure any of the Tranche A-1 Guaranteed Obligations that may then exist that was not previously released or disposed of or acquired by the Administrative Agent.

(c) If such payment is made by a Tranche A-2 Guarantor in respect of the Tranche A-2 Guaranteed Obligations of another Tranche A-2 Guarantor, such Tranche A-2 Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Tranche A-2 Guaranteed Obligations (and each Tranche A-2 Guarantor hereby waives its right to exercise such rights until a Discharge of the Tranche A-2 Guaranteed Obligations), (A) to demand and enforce reimbursement for the full amount of such payment from such other Tranche A-2 Guarantor, and (B) to demand and enforce contribution in respect of such payment from each other Tranche A-2 Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Tranche A-2 Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Tranche A-2 Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Tranche A-2 Guarantors (other than the Tranche A-2 Guarantor whose primary obligations were so guaranteed by the other Tranche A-2 Guarantors) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

(d) If and whenever any right of reimbursement or contribution becomes enforceable by any Tranche A-2 Guarantor against any other Tranche A-2 Guarantor whether under Section 9.04(c) or otherwise, such Tranche A-2 Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Tranche A-2 Guaranteed Obligations (and each Tranche A-2 Guarantor hereby waives its right to subrogation until a Discharge of the Tranche A-2 Guaranteed Obligations), to be subrogated (equally and ratably with all other Tranche A-2 Guarantors entitled to reimbursement or contribution from any other Tranche A-2 Guarantor as set forth in this Section 9.04) to any security interest that may then be held by the Administrative Agent upon any collateral securing or purporting to secure any of the Tranche A-2 Guaranteed Obligations. Any right of subrogation of any Tranche A-2 Guarantor shall be enforceable solely after a Discharge of the Tranche A-2 Guaranteed Obligations and solely against the Tranche A-2 Guarantors, and not against the Tranche A-2 Guaranteed Parties, and neither the Administrative Agent nor any other Tranche A-2 Guaranteed Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Tranche A-2 Guaranteed Obligations for any purpose related to any such right of subrogation. If subrogation is demanded by any Tranche A-2 Guarantor, then, after Discharge of the Tranche A-2 Guaranteed Obligations, the Administrative Agent shall deliver to the Tranche A-2 Guarantors making such demand, or to a representative of such Tranche A-2 Guarantors or of the Tranche A-2 Guarantors generally, an instrument satisfactory to the Administrative Agent transferring, on a quitclaim basis without any recourse, representation, warranty or any other obligation whatsoever, whatever security interest the Administrative Agent then may hold in whatever collateral securing or purporting to secure any of the Tranche A-2 Guaranteed Obligations that may then exist that was not previously released or disposed of or acquired by the Administrative Agent.

(e) The obligations of the Guarantors under this Guaranty and the other Loan Documents, including their liability for the Guaranteed Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 9.04 or otherwise. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Guaranteed Party against any Guarantor. The Guaranteed Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

9.05 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in US Dollars and in Same Day Funds.

9.06 Subordination of Other Obligations. Each Guarantor hereby subordinates the payment of all obligations and Indebtedness of Ultimate Parent or Intermediate Parent owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of Ultimate Parent or Intermediate Parent to such Guarantor as subrogee of the Guaranteed Parties or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations. If the Administrative Agent so requests, any such obligation or Indebtedness of Ultimate Parent or Intermediate Parent to such Guarantor shall be enforced and performance received by such Guarantor as trustee for the Guaranteed Parties and the proceeds thereof shall be paid over to the Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty.

9.07 Financial Condition of Borrower and other Guarantors. Any extension of credit may be made to the Borrower or continued from time to time, without notice to or authorization from any Guarantor regardless of the financial or other condition of the Borrower or any other Guarantor at the time of any such grant or continuation. No Guaranteed Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrower or any other Guarantor. Each Guarantor has adequate means to obtain information from the Borrower and each other Guarantor on a continuing basis concerning the financial condition of the Borrower and each other Guarantor and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and each other Loan Party and each other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Guaranteed Party to disclose any matter, fact or thing relating to the business, operations or condition of the Borrower or any other Guarantor now known or hereafter known by any Guaranteed Party.

9.08 Bankruptcy, Etc. (a) Until a Discharge of the Tranche A-1 Guaranteed Obligations, no Tranche A-1 Guarantor shall, without the prior written consent of the Administrative Agent, commence or join with any other Person in commencing any proceeding under any Debtor Relief Law against the Borrower or any other Tranche A-1 Guarantor. The obligations of the Tranche A-1 Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding under any Debtor Relief Law, voluntary or involuntary, involving the Borrower or any other Tranche A-1 Guarantor or by any defense which the Borrower or any Tranche A-1 Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. To the fullest extent permitted by law, the Tranche A-1 Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any interest, fees, costs, expenses or other Tranche A-1 Guaranteed Obligations accruing or arising after the date on which such case or proceeding is commenced.

(b) Until a Discharge of the Tranche A-2 Guaranteed Obligations, no Tranche A-2 Guarantor shall, without the prior written consent of the Administrative Agent, commence or join with any other Person in commencing any proceeding under any Debtor Relief Law against the Borrower or any other Tranche A-2 Guarantor. The obligations of the Tranche A-2 Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding under any Debtor Relief Law, voluntary or involuntary, involving the Borrower or any other Tranche A-2 Guarantor or by any defense which the Borrower or any Tranche A-2 Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. To the fullest extent permitted by law, the Tranche A-2 Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any interest, fees, costs, expenses or other Tranche A-2 Guaranteed Obligations accruing or arising after the date on which such case or proceeding is commenced.

9.09 Duration of Guarantee. The Guaranty contained in (a) Section 9.01(a) shall remain in full force and effect until the Discharge of the Tranche A-1 Guaranteed Obligations and (b) Section 9.01(b) shall remain in full force and effect until the Discharge of the Tranche A-2 Guaranteed Obligations. Notwithstanding anything in this Agreement to the contrary, upon Discharge of the Tranche A-2 Guaranteed Obligations, or the guarantee of the Tranche A-2 Loans by Ultimate Parent pursuant to an amendment to this Agreement executed by Ultimate Parent and the Administrative Agent to effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and Ultimate Parent, to implement such guaranty, the Guaranty of Intermediate Parent under Section 9.01(a) shall be automatically released and discharged.

9.10 Reinstatement. (a) If at any time payment of any of the Tranche A-1 Guaranteed Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Tranche A-1 Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Tranche A-1 Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Tranche A-1 Guarantor or any substantial part of its property, or otherwise, or if any Tranche A-1 Guaranteed Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Tranche A-1 Guaranteed Party in full or partial satisfaction of any Tranche A-1 Guaranteed Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively, a

“Voidable Transfer”), or because such Tranche A-1 Guaranteed Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, and, subject to Section 11.04, as to all reasonable costs, expenses and attorney’s fees of the Tranche A-1 Guaranteed Party related thereto, the liability of each Tranche A-1 Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

(b) If at any time payment of any of the Tranche A-2 Guaranteed Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Tranche A-2 Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Tranche A-2 Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Tranche A-2 Guarantor or any substantial part of its property, or otherwise, or if any Tranche A-2 Guaranteed Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Tranche A-2 Guaranteed Party in full or partial satisfaction of any Tranche A-2 Guaranteed Obligation, because of a Voidable Transfer, or because such Tranche A-2 Guaranteed Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, and, subject to Section 11.04, as to all reasonable costs, expenses and attorney’s fees of the Tranche A-2 Guaranteed Party related thereto, the liability of each Tranche A-2 Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

ARTICLE X.

ADMINISTRATIVE AGENT

10.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party will have any rights as a third party beneficiary of any of such provisions.

10.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder will have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” will, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Ultimate Parent or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.03 Exculpatory Provisions. The Administrative Agent will not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) will not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) will not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as will be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent will not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) will not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and will not be liable for the failure to disclose, any information relating to the Loan Parties or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent will not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as will be necessary, or as the Administrative Agent will believe in good faith will be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent will be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by Ultimate Parent, the Borrower or a Lender.

The Administrative Agent will not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction (or waiver) of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.04 Reliance by Administrative Agent. The Administrative Agent will be entitled to rely upon, and will not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and will not incur any liability for relying thereon. In determining compliance with any condition under Article IV that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent will have received notice to the contrary from such Lender prior to the Closing Date. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and will not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article will apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and will apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

10.06 Resignation of Administrative Agent. The Administrative Agent may, at any time, give notice of its resignation to the Lenders, Ultimate Parent and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders will have the right, in consultation with Ultimate Parent and the Borrower, to appoint a successor, which will be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor will have been so appointed by the Required Lenders and will have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent notifies Ultimate Parent and the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation will nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent will be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent will instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor will succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent will be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent will be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 will continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

10.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it will from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers, the Amendment Arrangers, the Syndication Agent or the Co-Documentation Agents will have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

10.09 Administrative Agent May File Proofs of Claim. In case any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party is pending, the Administrative Agent (irrespective of whether the principal of any Loan will then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent will have made any demand on such Loan Party) will be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due to the Lenders and the Administrative Agent under Sections 2.10 and 11.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent will consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 11.04.

Nothing contained herein will be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

10.10 Guaranty Matters. (a) The Lenders irrevocably authorize the Administrative Agent to release any Subsidiary Guarantor from its obligations under the Guaranty if such Person (i) ceases to be a Subsidiary of Ultimate Parent as a result of a transaction permitted hereunder, (ii) originally became a Subsidiary Guarantor after the Third Restatement Effective Date pursuant to Section 6.12 and is no longer required pursuant to the terms of such Section to be a Subsidiary Guarantor (after giving effect to any other releases of such Subsidiary from its Guarantees of other Indebtedness to occur substantially simultaneously with the release of its obligations under the Guaranty) or (iii) was voluntarily designated by Ultimate Parent as a Subsidiary Guarantor and Ultimate Parent requests, in writing, that the Administrative Agent release it from the Guaranty and no Event of Default would immediately result from such a release. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Subsidiary Guarantor from its obligations under the Guaranty pursuant to this Section 10.10.

(b) The Lenders irrevocably authorize the Administrative Agent to determine, in connection with any Foreign Subsidiary becoming a Subsidiary Guarantor on or after the Third Restatement Effective Date, the terms and conditions of any limitations to be set forth in the Subsidiary Guarantor Counterpart to be executed by such Foreign Subsidiary if the Administrative Agent determines (or is advised by counsel) that such limitations are required by applicable Law or are otherwise customary and appropriate for Guarantees provided by Persons organized in the jurisdiction of organization of such Foreign Subsidiary.

10.11 FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Third Restatement Effective Date, the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

ARTICLE XI.

MISCELLANEOUS

11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Loan Parties therefrom, will be effective unless in writing signed by the Required Lenders and the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent (such acknowledgement not to be unreasonably withheld, conditioned or delayed) and each such waiver or consent will be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent will:

(a) extend or increase the Commitment of any Lender without the written consent of such Lender;

(b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the final proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders will be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d) change Section 2.14 in a manner that would disproportionately impact either the Tranche A-1 Lenders or the Tranche A-2 Lenders without the written consent of the Required Tranche A-1 Lenders and the Required Tranche A-2 Lenders;

(e) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) release (x) Ultimate Parent from the Guaranty in Section 9.01 without written consent of each Tranche A-1 Lender or (y) all of the Subsidiary Guarantors without the written consent of each Lender, except, in the case of all of the Subsidiary Guarantors, to the extent the release of all of the Subsidiary Guarantors is permitted pursuant to Section 10.10 (in which case such release may be made by the Administrative Agent acting alone); or

(g) change any provision of this Section or the definition of “Required Lenders”, “Required Tranche A-1 Lenders”, “Required Tranche A-2 Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each affected Lender;

and; provided further, that (i) no amendment, waiver or consent will, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (ii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (iii) the Commitment Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of such Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

11.02 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein will be in writing and will be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or e-mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone will be made to the applicable telephone number, as follows:

(i) if to any Loan Party or the Administrative Agent, to the address, fax number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and

(ii) if to any other Lender, to the address, fax number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Loan Parties).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, will be deemed to have been given when received; notices and other communications sent by fax will be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, will be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, will be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing will not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Loan Parties may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address will be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication will be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website will be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMPANY MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE COMPANY MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMPANY MATERIALS OR THE PLATFORM. In no event will the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Ultimate Parent’s or the Administrative Agent’s transmission of Company Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event will any Agent Party have any liability to the Loan Parties, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Loan Parties and the Administrative Agent may change its address, fax number, telephone number or electronic mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax number, telephone number or electronic mail address for notices and other communications hereunder by notice to the Loan Parties and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Company Materials, if any, that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Ultimate Parent or its securities for purposes of United States federal or state securities Laws.

(e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders will be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of Ultimate Parent or the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower will indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Ultimate Parent or the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.14), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

11.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. Ultimate Parent will, or will cause the Borrower to, and Intermediate Parent, the Borrower and each other Loan Party will, pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, which shall be limited to Shearman & Sterling LLP and one local counsel in each of Ireland, Luxembourg and, if deemed reasonably necessary by the Administrative Agent, each jurisdiction of organization of any other Loan Party), in connection with the structuring, arrangement, syndication, preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof, provided that the out of pocket expenses of the Administrative Agent and its Affiliates and their counsel with respect to the preparation, negotiation, execution and delivery of the Loan Documents in connection with the Transaction shall be limited as set forth in the Commitment Letter, and (ii) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates and the Lenders (including the reasonable fees, disbursements and other charges of counsel, which shall be limited to one primary counsel and one local counsel in each of Ireland, Luxembourg and, if deemed reasonably necessary by the Administrative Agent or the Lenders, each jurisdiction of organization of any other Loan Party (and, solely in the case of an actual or perceived conflict of interest, one additional counsel (and one additional local counsel in each such jurisdiction) to each group of affected parties that are similarly situated, taken as a whole) in connection with the enforcement or protection of their respective rights in connection with this Agreement and the other Loan Documents, including its rights under this Section.

(b) Indemnification by the Borrower. Ultimate Parent will, or will cause the Borrower to, and Intermediate Parent, the Borrower and the other Loan Parties will, indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Amendment Arranger, the Syndication Agent, each Lender, and each Related Party of any of the foregoing Persons and the successors and assigns of each of the foregoing (each an “Indemnitee”) from and against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of counsel, which shall be limited to one primary counsel, one local counsel in each of Ireland and Luxembourg and, if deemed necessary by the Indemnitees, one local counsel in each other appropriate jurisdiction and, solely in the case of an actual or perceived conflict of interest, one additional counsel (and one additional local counsel in each such jurisdiction) to each group of affected Indemnitees that are similarly situated, taken as a whole) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Ultimate Parent or any of its Subsidiaries, or any Environmental Liability related in any way to Ultimate Parent or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses to the extent they (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or bad faith of such Indemnitee or any of its Related Indemnified Parties or (y) result from a claim brought by a Loan Party against such Indemnitee for a material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, but only if such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (B) a claim of any Indemnitee solely against one or more Indemnitees (other than a dispute involving a claim against the Administrative Agent, the Syndication Agent, any Arranger or any Amendment Arranger solely in its capacity as such) not arising out of or in connection with any act or omission of Ultimate Parent or its Subsidiaries or any of their respective Related Parties. Notwithstanding any of the foregoing provisions to the contrary, this Section 11.04(b) shall not apply with respect to Taxes, other than any Taxes that represent losses or damages arising from a non-Tax claim.

(c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s ratable share (based on the percentage of the principal amount of all Loans at such time represented by such Lender’s outstanding Loans at such time, and determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.13(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, none of the parties to this Agreement shall assert, and each party hereto hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except to the extent that such damages are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; provided, however, that in no event will any Indemnitee have any liability for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). Nothing in this subsection (d) shall abrogate, modify or diminish the obligations of the Administrative Agent and the Lenders to keep certain information confidential in the manner and to the extent provided in Section 11.07.

(e) Payments. All amounts due under this Section will be payable not later than ten (10) Business Days after demand therefor.

(f) Survival. The agreements in this Section will survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

11.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence will survive the payment in full of the Obligations and the termination of this Agreement.

11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of Ultimate Parent, the Borrower or any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (except in connection with any merger or consolidation permitted by Section 7.03) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (e) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (e) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may, at any time, assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(a) or 8.01(f) has occurred and is continuing, Ultimate Parent otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment so assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of Ultimate Parent (such consent not to be unreasonably withheld) shall be required unless (1) an Event of Default under Section 8.01(a) or 8.01(f) has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund, in each case that is not a Non-Qualifying Lender; provided that Ultimate Parent shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

The parties hereto acknowledge and agree that (x) the Administrative Agent shall have no duty or obligation to ascertain whether any Lender is a Non-Qualifying Lender or with respect to obtaining (or confirming the receipt) of any written consent of Ultimate Parent to any assignment to a Non-Qualifying Lender, any such duty and obligation being solely with the assigning Lender and the assignee, and (y) the Administrative Agent may rely upon, and shall incur no liability therefor, any determination by Ultimate Parent, any Lender or any prospective Lender as to whether any Person is a Non-Qualifying Lender (and, in connection with any proposed assignment, may notify Ultimate Parent of any proposed assignment and require confirmation by Ultimate Parent as to Ultimate Parent’s determination whether the proposed assignee is a Non-Qualifying Lender prior to accepting any such assignment for recordation in the Register).

The Borrower consents to the assignments and transfers of rights and obligations permitted under and made in accordance with this Section 11.06(b). The Borrower and Actavis SCS agree and confirm that each of their guarantee and/or indemnity obligations (as applicable) under the Loan Documents granted by each of them in support of their respective borrowing obligations, guarantee and/or indemnity obligations (as applicable) under the Loan Documents will continue notwithstanding any assignment or transfer under this Section 11.06(b) and will extend to cover and support obligations transferred or assigned and owed to new Lenders that have been assigned to pursuant to this Section 11.06(b) and the Lenders hereby expressly accept and confirm for the purposes of article 1278 and 1281 of the Luxembourg civil code that notwithstanding any assignment, transfer and/or novation under this Section 11.06(b) any guarantee shall be preserved for the benefit of any new Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to Ultimate Parent or any of Ultimate Parent’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person. No such assignment of Tranche A-2 Commitments shall be made at any time prior to the initial funding of the Tranche A-2 Loans hereunder on the Closing Date to any Person that is not an Eligible Pre-Closing Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (d) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and shall, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (e) of this Section 11.06.

(c) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations, or other compensating actions, including funding, with the consent of Ultimate Parent and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this subsection (c), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(d) Register. The Administrative Agent, acting solely for this purpose as an agent of the Loan Parties (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Loan Parties, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Loan Parties and, solely with respect to the Commitments of, and principal amounts (and stated interest) of the Loans owing to, any Lender, such Lender, in each case at any reasonable time and from time to time upon reasonable prior notice.

(e) Participations. Any Lender may at any time, without the consent of, or notice to, Ultimate Parent, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or Ultimate Parent or any of Ultimate Parent’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Administrative Agent, and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the

Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. Subject to subsection (f) of this Section, Ultimate Parent and the Borrower agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant agrees to be subject to the provisions of Section 3.06 as if it were a Lender. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.14 as though it were a Lender.

(f) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Ultimate Parent’s prior written consent. A Participant shall not be entitled to the benefits of Section 3.01 unless Ultimate Parent and the Borrower are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) and Section 3.01(g) as though it were a Lender.

(g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of Ultimate Parent, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan Parties or (i) in the case of any Person that is, or any Affiliate of which is, a party to the Actavis Revolving Credit Agreement, the WC Term Loan Credit Agreement or any other syndicated credit agreement of Ultimate Parent or any of its Subsidiaries, as expressly permitted by the terms of such credit agreement.

For purposes of this Section, “Information” means all information received from Ultimate Parent or any Subsidiary relating to Ultimate Parent or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Ultimate Parent or any Subsidiary; provided that, in the case of information received from Ultimate Parent or any Subsidiary after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section will be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning Ultimate Parent or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws.

Subject to any applicable requirements of United State federal, state or local Laws or regulations, including securities Laws or regulations, neither the Administrative Agent nor any Lender will make or cause to be made, whether orally, in writing or otherwise, any public announcement or statement that is intended for the general public and not targeted primarily to reach audiences in the banking industry and the banking industry’s customers with respect to the transactions contemplated by this Agreement, or any of the provisions of this Agreement, without the prior written approval of Ultimate Parent as to the form, content and timing of such announcement or disclosure, which approval may be given or withheld in Ultimate Parent’s sole discretion.

11.08 Right of Setoff. If an Event of Default will have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Loan Party against any and all of its obligations now or hereafter existing under this Agreement or any other Loan Document to such Lender (but in the case of Ultimate Parent, excluding in all cases obligations arising under or in respect of or in connection with Tranche A-2 Loans), irrespective of whether or not such Lender will have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Loan Parties and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice will not affect the validity of such setoff and application. Notwithstanding the provisions of this Section 11.08, if at any time any Lender or any of their respective Affiliates maintains one or more deposit accounts for the Borrower or any other Loan Party into which Medicare and/or Medicaid receivables are deposited, such Person shall waive the right of setoff set forth herein.

11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents will not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender will receive interest in an amount that exceeds the Maximum Rate, the excess interest will be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.10 Counterparts; Integration; Effectiveness. This Agreement and the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The amendment and restatement of the Existing Credit Agreement in the form of this Agreement will become effective upon the satisfaction (or waiver) of the conditions set forth in Section 4 of the Third Amendment Agreement. Delivery of an executed counterpart of a signature page of any Loan Document by facsimile or other electronic transmission (including “pdf” or “tif”) will be effective as delivery of a manually executed counterpart of such Loan Document.

11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith will survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default on the Closing Date, and will continue in full force and effect as long as any Loan or any other Obligation hereunder will remain unpaid or unsatisfied.

11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents will not be affected or impaired thereby and (b) the parties will endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

11.13 Replacement of Lenders. In the event (i) any Lender requests compensation under Section 3.04, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 (other than additional amounts arising from VAT), (iii) any Lender becomes a Defaulting Lender, (iv) any Lender refuses to consent to any amendment, waiver or other modification of this Agreement or any other Loan Document requested by a Loan Party that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders or (v) any other circumstance exists hereunder that gives a Loan Party the right to replace a Lender as a party hereto, then any Loan Party may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that will assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(a) the Borrower will have paid to the Administrative Agent the assignment fee specified in Section 11.06(b);

(b) such Lender will have received payment of an amount equal to 100% of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

A Lender will not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Loan Party to require such assignment and delegation cease to apply.

11.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT (I) THE INTERPRETATION OF THE DEFINITION OF COMPANY MATERIAL ADVERSE EFFECT (AS DEFINED IN THE MERGER AGREEMENT) AND WHETHER OR NOT A COMPANY MATERIAL ADVERSE EFFECT HAS OCCURRED AND (II) THE DETERMINATION OF WHETHER THE TRANSACTIONS (AS DEFINED IN THE MERGER AGREEMENT) HAVE BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT, IN EACH CASE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED SOLELY IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHER PRINCIPLES OF CONFLICTS OF LAW.

(b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING WILL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT WILL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE LOAN PARTIES OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION FOR THE PURPOSE OF ENFORCEMENT OF A JUDGMENT.

(c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.16 USA PATRIOT Act. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Loan Parties in accordance with the Patriot Act. The Loan Parties shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

11.17 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used will be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents will, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

11.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Loan Parties acknowledge and agree that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lenders, the Arrangers and the Amendment Arrangers are arm’s-length commercial transactions between the Loan Parties, on the one hand, and the Administrative Agent, the Lenders, the Arrangers and the Amendment Arrangers, on the other hand, (B) the Loan Parties have consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (C) the Loan Parties are capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Lenders, the Arrangers and the Amendment Arrangers is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any other Person and (B) neither the Administrative Agent nor any Lender nor any Arranger nor any Amendment Arranger has any obligation to the Loan Parties with respect to the transactions contemplated hereby, except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lenders, the Arrangers and the Amendment Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties, and neither the Administrative Agent nor any Lender nor any Arranger nor any Amendment Arranger has any obligation to disclose any of such interests to the Loan Parties. To the fullest extent permitted by law, the Loan Parties hereby waive and release any claims that it may have against the Administrative Agent, the Lenders, any Arranger and any Amendment Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

11.19 Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

11.20 Effect of Amendment and Restatement of the Existing Credit Agreement. (a) On the Third Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect and shall be deemed replaced and superseded in all respects by this Agreement, except (i) to evidence the representations and warranties made by the Loan Parties thereto prior to the Third Restatement Effective Date (which representations and warranties made prior to the Third Restatement Effective Date shall not be superseded or rendered ineffective by this Agreement as they pertain to the applicable Lenders and the period prior to the Third Restatement Effective Date) and (ii) any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Third Restatement Effective Date (including any failure, prior to the Third Restatement Effective Date, to comply with the covenants contained in the Existing Credit Agreement). The parties hereto acknowledge and agree that (A) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” under the Existing Credit Agreement or the other Loan Documents as in effect prior to the Third Restatement Effective Date and which remain outstanding as of the Third Restatement Effective Date and (B) the “Obligations” under the Existing Credit Agreement and the other Loan Documents are in all respects continuing (as amended and restated hereby or by the applicable Loan Document and which are in all respects hereafter subject to the terms herein or therein, as applicable). The Borrower acknowledges and agrees that Section 11.04(b) of the Existing Credit Agreement shall, to the extent applicable immediately prior to the Third Restatement Effective Date, survive for the intended beneficiaries of such provision to the extent such provision applies with respect to any losses, claims, damages, liabilities and related expenses relating to events and circumstances occurring prior to the Third Restatement Effective Date.

(b) Except as the context otherwise provides, on and after the Third Restatement Effective Date, (i) all references to the Existing Credit Agreement or the Credit Agreement in the Loan Documents (other than this Agreement) shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement or the Credit Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement, as amended and restated hereby.

(c) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.

(d) From and after the Third Restatement Effective Date, the Administrative Agent and each Lender under the Existing Credit Agreement on the Third Restatement Effective Date shall be deemed to continue to be a party to this Agreement in such respective capacity until such Person ceases to be a party hereto in accordance with the terms of this Agreement.

11.21 Appointment of Agent for Service of Process; Waiver of Immunity. (a) Each of Ultimate Parent, Intermediate Parent, the Borrower and each other Loan Party hereby irrevocably designates, appoints and empowers, for the benefit of the parties hereto (other than Ultimate Parent, Intermediate Parent, the Borrower or any other Loan Party) and the Indemnitees, Actavis as its designee, appointee and agent to receive, accept and acknowledge for and on behalf of it, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought in connection with or as a result of this Agreement, the other Loan Documents, the Loans made to the Borrower hereunder and the other transactions contemplated hereby. Such service may be made by mailing or delivering a copy of such process to Ultimate Parent, Intermediate Parent, the Borrower or such other Loan Party in care of Actavis at its address at Morris Corporate Center III, 400 Interpace Parkway, Parsippany, New Jersey 07054, Attention: Stephen Kaufhold, Senior Vice President, Treasurer (or another officer of Actavis), and each of Ultimate Parent, Intermediate Parent, the Borrower and each other Loan Party hereby irrevocably authorizes and directs Actavis to accept such service on its behalf.

(b) Actavis hereby acknowledges and accepts its designation, appointment and empowerment by Ultimate Parent, Intermediate Parent, the Borrower and each other Loan Party (other than Actavis) as their designee, appointee and agent to receive, accept and acknowledge for and on their behalf of, and in respect of their property, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought in connection with or as a result of this Agreement, the other Loan Documents, the Loans made to the Borrower hereunder and the other transactions contemplated hereby.

(c) In the event Ultimate Parent, Intermediate Parent, the Borrower or any other Loan Party or any of their respective property shall have or hereafter acquire, in any jurisdiction in which any action, proceeding or investigation may at any time be brought in connection with or as a result of this Agreement, the other Loan Documents, the Loans made to the Borrower hereunder and the other transactions contemplated hereby, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, each of Ultimate Parent, Intermediate Parent, the Borrower and each other Loan Party hereby agrees not to claim, and hereby irrevocably and unconditionally waives, such immunity.

EXHIBIT J-1

[Form of] U.S. Tax Compliance Certificate (For Foreign Lenders that are not Partnerships)

Reference is hereby made to that certain Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S.à r.l.) (“Borrower”), Actavis, Inc., Actavis Funding SCS, the Lenders from time to time, party thereto and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loans (as well as any Notes evidencing such Loans) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E (or successor form). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER],

By:
Name:
Title:

EXHIBIT J-2

[Form of] U.S. Tax Compliance Certificate (For Foreign Participants that are not Partnerships)

Reference is hereby made to that certain Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S.à r.l.) (“Borrower”), Actavis, Inc., Actavis Funding SCS, the Lenders from time to time, party thereto and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E (or successor form). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT],

By:
Name:
Title:

EXHIBIT J-3

[Form of] U.S. Tax Compliance Certificate (For Foreign Participants that are Partnerships)

Reference is hereby made to that certain Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S.à r.l.) (“Borrower”), Actavis, Inc., Actavis Funding SCS, the Lenders from time to time, party thereto and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E (or successor form) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT],

By:
Name:
Title:

EXHIBIT J-4

[Form of] U.S. Tax Compliance Certificate (For Foreign Lenders that are Partnerships)

Reference is hereby made to that certain Third Amended and Restated Actavis Term Loan Credit and Guaranty Agreement dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S.à r.l.) (“Borrower”), Actavis, Inc., Actavis Funding SCS, the Lenders from time to time, party thereto and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E (or successor form) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER],

By:
Name:
Title: